PROSPECTUS	Filed Pursuant to Rule 497 Registration File No. 333-223112

Flat Rock Opportunity Fund

Maximum Offering of Up to $100,000,000 in
Common Shares of Beneficial Interest

Flat Rock Opportunity Fund (the “Fund) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Investment Objective. Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

Investment Strategy. We expect to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of collateralized loan obligations (“CLOs”) that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”). We may, to a lesser extent, invest in (i) debt and equity securities issued by business development companies, (ii) Senior Secured Loans directly, (iii) fixed income securities and (iv) investment funds that provide exposure to Senior Secured Loans and fixed income securities. We refer to the aforementioned investments collectively as “Target Securities.” Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans financed with long-term financing. The CLOs in which we intend to invest will generally be comprised of Senior Secured Loans that meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diversified by borrowers and industries.

Risks. An investment in our shares involves a high degree of risk. In particular:

•         The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment.

•         In order to provide some liquidity to our shareholders, we intend to offer to repurchase our outstanding shares on a quarterly basis. Our repurchase offers will be conducted pursuant to a fundamental policy, pursuant to which we intend to offer to repurchase between 5% and 25% of our outstanding shares on a non-discretionary basis once each calendar quarter of each year. Although we will make quarterly repurchase offers, investors should consider our shares to be of limited liquidity.

•         We intend to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of Senior Secured Loans. Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk.

•         If CLOs breach collateral quality tests, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position.

•         The CLO raises capital by issuing multiple tranches of debt and an equity tranche. The equity tranche, which is unrated and does not have a stated coupon, represents the most junior tranche in the CLO capital structure. An investor in the equity tranche expects that the interest received from the Senior Secured Loans will exceed the expenses in the CLO structure.

•         The amount of distributions that we may pay, if any, is uncertain.

•         We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowings.

Investment Adviser. We are externally managed by Flat Rock Global, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

Interval fund. Pursuant to our interval fund structure, we will conduct quarterly repurchase offers, at net asset value (“NAV”), of no less than 5% and no more than 25% of our outstanding shares. Typically, we will conduct such quarterly repurchase offers for 5% of our outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of our board of trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. Accordingly, although we will make quarterly repurchase offers, investors should consider the Fund’s shares to be of limited liquidity. See “Repurchases of Shares.”

Securities Offered. The Fund intends to engage in a continuous offering of common shares of beneficial interest of the Fund. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, ALPS Distributors, Inc. (the “Distributor”), under the terms of this prospectus, up to $100,000,000 in common shares of beneficial interest, at NAV per share. The minimum initial investment by a shareholder will be $20,000. Subsequent investments may be made with at least $1,000 under the Fund’s automatic investment program. Subsequent investments not made pursuant to the automatic investment program may be made with at least $1,000. The Fund has no minimum asset threshold that must be satisfied prior to launch. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested promptly in Target Securities will be invested in cash or cash equivalents. During the continuous offering, shares of the Fund will be sold at the next determined NAV. See “Plan of Distribution.”

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information (“SAI”) dated July 2, 2018, has been filed with the U.S. Securities and Exchange Commission (the “SEC”). The table of contents of the SAI appears on page 82 of this prospectus. The SAI is available upon request and without charge by writing the Fund at c/o Flat Rock Global, LLC 1350 6th Avenue, 18th Floor, New York, NY 10019. You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling (212) 596-3413 or by visiting www.flatrockglobal.com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Public offering price	$20.00
Maximum sales load as a percentage of purchase amount[1]	—
Proceeds to the Fund	$20.00

 (1)                There is no upfront sales load associated with the purchase of our shares. We estimate that the combined organization and offering expenses will equal approximately $500,000. Flat Rock Global will be responsible for payment of any and all organization and offering expenses incurred on our behalf in connection with our initial public offering of shares. Flat Rock Global will not seek or be entitled to reimbursement from the Fund for any such organization and offering expenses.

Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% and no more than 25% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. See “Risk Factors” beginning on page 32 to read about the risks you should consider before buying our shares.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment Adviser

Flat Rock Global, LLC

 July 2, 2018

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC, using a continuous offering process. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares, including, to the extent permitted under the rules and regulations of the SEC, by filing an amendment to the registration statement with the SEC if our net asset value declines more than 10% from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment, until the registration statement, as amended, is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.”

You should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our shares. If there is a material change in the affairs of our company, we will amend or supplement this prospectus.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
FEES AND FUND EXPENSES	11
FINANCIAL HIGHLIGHTS	14
THE FUND	14
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	15
USE OF PROCEEDS	16
INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES	17
RISK FACTORS	31
MANAGEMENT OF THE FUND	52
DETERMINATION OF NET ASSET VALUE	58
CONFLICTS OF INTEREST	59
REPURCHASES OF SHARES	60
DISTRIBUTION POLICY	62
DISTRIBUTION REINVESTMENT POLICY	63
CERTAIN U.S. FEDERAL INCOME TAX MATTERS	64
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES	70
REGULATION	73
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST	75
PLAN OF DISTRIBUTION	76
LEGAL MATTERS	79
REPORTS TO SHAREHOLDERS	79
HOUSEHOLDING	79
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	79
PRIVACY NOTICE	80
ADDITIONAL INFORMATION	81
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	82

i

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information (the “SAI”), particularly the information set forth under the heading “Risk Factors.”

Unless otherwise noted, the terms “we,” “us,” “our,” and the “Fund” refer to Flat Rock Opportunity Fund. We refer to Flat Rock Global, LLC, our investment adviser, as “Flat Rock Global” and the “Adviser.” Flat Rock Global is controlled by Robert K. Grunewald.

The Fund

We are a newly organized, continuously offered, non-diversified, closed-end management investment company that is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and intends to operate as an interval fund. As such, we are required to comply with certain regulatory requirements. See “Regulation”. We are externally managed by Flat Rock Global, LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), which oversees the management of our activities and is responsible for making investment decisions for our portfolio. We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Pursuant to our interval fund structure, we will conduct quarterly repurchase offers, at NAV, of no less than 5% and no more than 25% of our outstanding shares. Typically, we will conduct such quarterly repurchase offers for 5% of our outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of our board of trustees (the “Board”) and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. Accordingly, although we will make quarterly repurchase offers, investors should consider our shares to be of limited liquidity. See “Repurchases of Shares.”

Investment Objective and Policies

Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of collateralized loan obligations (“CLOs”) that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”). Such securities are often referred to as “junk” or “high yield.” We may, to a lesser extent, invest in (i) debt and equity securities issued by business development companies, (ii) Senior Secured Loans directly, (iii) fixed income securities and (iv) investment funds that provide exposure to Senior Secured Loans and fixed income securities. We refer to the aforementioned investments collectively as “Target Securities.” We will limit our investments in private equity funds and hedge funds that are excluded from the definition of “investment company” under the Investment Company Act of 1940, as amended, by Section 3(c)(1) or 3(c)(7) of the 1940 Act to no more than 15% of our net assets.

Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans financed with long-term financing. The CLOs in which we intend to invest will generally be comprised of Senior Secured Loans that meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diversified by borrowers and industries. Even if we are successful in locating and investing in CLOs that are diversified by industry and borrower, we will be subject to the risks associated with CLOs and the underlying Senior Secured Loans, including risks related to leveraged credit, default, prepayment and volatility. See “Risk Factors — Risks Related to Our Investments.”

CLOs provide exposure to Senior Secured Loans on a leveraged basis. The CLOs in which we intend to invest typically will be issued by special purpose vehicles and will be predominantly collateralized against pools of Senior Secured Loans. Such Senior Secured Loans typically will be rated BB or B, or to a lesser extent, CCC or unrated, by nationally recognized rating agencies. The Senior Secured Loans held within the CLO will generally be U.S.-based, pay a floating interest rate based on the London Interbank Offer Rate (“LIBOR”) and have a first lien on the borrower’s assets. Depending on market conditions, we expect to invest in new issue transactions or secondary transactions sourced through investment banks and brokers.

We will identify potential investments using our Adviser’s market knowledge, experience and industry relationships. Our Adviser’s relationships with CLO collateral managers, underwriters and trading desks will be used to source transactions. In determining when to sell an investment, our Adviser will consider the following factors: the performance of such investment compared to initial expectations and the risk adjusted returns available in other transactions the Adviser is evaluating. Our need for capital and other factors will also be evaluated.

We expect to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of cashflow CLOs that own a pool of Senior Secured Loans. Our CLO investments may take the form of (i) anchor CLO equity, (ii) risk retention capital, and (iii) equity for loan accumulation facilities or warehouse facilities to high-quality CLO managers. The underlying assets of cashflow CLOs that we intend to invest in will be comprised primarily of Senior Secured Loans, and the performance of those loans will be a main driver of the performance of the CLO. We intend to invest so as to obtain exposure across a relatively broad range of underlying borrowers, industry sectors, CLO collateral managers, and CLO vintages. We intend to structure our portfolio in such a way as to comply with quarterly diversification requirements applicable to RICs. By virtue of our investments in cashflow CLOs, which will be predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower, although we will have no restrictions on the industry or borrower exposure of the underlying assets and we do not operate as a “diversified” investment company within the meaning of the 1940 Act. See “Certain U.S. Federal Income Tax Matters — Taxation as a Regulated Investment Company” for our detailed RIC diversification requirements.

We may, at times, invest a portion of our assets (defined as net assets plus the amount of any borrowing for investment purposes) opportunistically in Target Securities that are not CLOs to achieve our investment objective. It is expected that these opportunistic investments will change thematically over time as the Adviser identifies investment opportunities derived from a number of sources, including (i) debt and equity securities issued by business development companies, (ii) Senior Secured Loans, (iii) fixed income securities and (iv) investment funds that provide exposure to Senior Secured Loans and fixed income securities. With respect to the foregoing investments, our general investment strategy will be broad and will not be limited to any specific industry, sector, or a minimum or maximum market cap. We anticipate that these investments will not comprise a significant portion of our investment portfolio and, under normal circumstances, are not expected to exceed 25% of our net assets.

We will be subject to certain regulatory restrictions in making our investments. In addition, we generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless we obtain an exemptive order from the Securities and Exchange Commission (the “SEC”) or the transaction is otherwise permitted under existing regulatory guidance. For example, we may co-invest with such accounts consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. See “Certain Relationships and Related Party Transactions — Allocation of Investments” in the SAI.

To enhance our returns, we may borrow funds from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio. In determining whether to borrow funds, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of issuing preferred shares to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred shares would be borne by holders of our shares. See “Risk Factors” for a discussion of the risks inherent to employing leverage.

While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the nature of the assets in which we invest. This structure allows us to focus on long-term risk adjusted returns and shields our investors from the volatility that would go along with having shares traded on a national securities exchange.

See “Investment Objective, Policies and Strategies” for additional information regarding our investment strategy.

Overview of Collateralized Loan Obligations

The collateralized loan obligations that we intend to invest in are investment vehicles that own a diversified pool of Senior Secured Loans. The CLO raises capital by issuing multiple tranches of debt and an equity tranche. The rated CLO debt tranches consist of long-term financing with specified financing terms, including floating interest rates at a stated spread to LIBOR.

In a typical CLO, the capital structure would include approximately 90% debt, with the remainder comprising the junior-most CLO securities, typically referred to as the CLO’s equity tranche. Interest cashflows derived from the pool of Senior Secured Loans are generally allocated sequentially in this order:

(1)      Administrative expenses in the CLO

(2)      Senior collateral management fee

(3)      Interest expense on debt tranches

(4)      Junior management fees

(5)      Remainder to the equity tranche

This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated tranche of securities is, therefore, the most sensitive to defaults and realized losses from the underlying Senior Secured Loans, while the rated-tranches have lower corresponding risk (and offer lower potential returns).

The equity tranche represents the most junior tranche in the CLO capital structure. An investor in the equity tranche expects that the interest received from the Senior Secured Loans will exceed the expenses in the CLO structure. If this does not occur, then the investors in the equity tranche will experience a lower level of distributions and may incur a complete loss of investment.

Debt tranches of CLOs typically are rated by Moody’s, Standard & Poor’s (“S&P”) and Fitch and have a stated coupon or spread over LIBOR. CLO debt tranches may be rated AAA to B. Equity tranches of CLOs are unrated and do not have a stated coupon. They receive the cashflow after all other payments in the payment waterfall are made. See “Investment Objective, Policies and Strategies — Overview of Collateralized Loan Obligations.”

Cashflow Transactions

We intend to primarily invest in the equity and junior debt tranches of cashflow CLO transactions rather than market value CLOs. Cashflow CLOs differ from market value CLOs in that they do not include mark-to-market covenants. For example, the cashflow CLOs that we target have covenants that are primarily based on the par value of the Senior Secured Loans owned by the CLO, whereas market value CLOs have covenants that are primarily based on the market value of the Senior Secured Loans owned by the CLO. Cashflow CLOs typically have a stated maturity of 10 to 12 years with an actual average life of approximately 5 to 9 years. The underlying assets of cashflow transactions may be either actively managed by a CLO collateral manager or structured as static pools where few, if any, changes can be made to the initial asset selection. We will invest primarily in actively-managed transactions where the portfolios will be managed according to stringent investment guidelines set out at the inception of the transaction.

Broad investment variety is a key feature of the portfolios of the CLOs in which we intend to invest, and is aimed at minimizing the effect of potential credit deterioration. We intend to target CLOs that have broad investment diversity by issuer and industry. Unless and until we raise a significant amount of capital in this offering, we will be limited in our ability to build a diversified investment portfolio. Even if we raise a significant amount of capital and have a portfolio that has broad investment diversity by issuer and industry, our portfolio will still be subject to the risks inherent in investing in the equity and junior debt tranches of CLOs.

Investment Opportunity

We believe that the equity and junior debt tranches of CLO securities currently represent, as a class, an opportunity to obtain attractive risk-adjusted investment returns. We believe that a number of factors support this conclusion, including:

•         We believe that CLO equity and junior debt investments allow investors to gain exposure to Senior Secured Loans on a levered basis without being structurally subject to mark-to-market price fluctuations of the underlying loans.

•         We believe that the CLO market, including the U.S. Senior Secured Loan market, has represented and continues to represent an attractive area for investment. We believe that investments in the equity securities and junior debt obligations of CLOs provide an efficient mechanism for investing in the U.S. Senior Secured Loan market because investments in CLOs allow us to invest in a highly diversified and levered pool of assets in a cost-efficient manner.

•         The long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads, have created opportunities to purchase certain CLO equity and junior debt instruments that we believe will produce attractive risk-adjusted returns.

•         CLO equity has shown high quarterly distribution rates, with the top, middle and lower-performing CLOs having average distribution rates of 4.9%, 4.3% and 3.7% quarterly, respectively, for the five-year period ended December 31, 2017, according to Citi Research.

•         Warehouse facilities, which are short and medium-term loan facilities that are used to accumulate Senior Secured Loans prior to the formation of a CLO, provide what we believe are additional attractive risk-adjusted investment opportunities for us.

•         According to Wells Fargo, 98.1% of U.S. CLOs that have been issued since 2000 and redeemed through March 2015 have generated a positive return to equity investors.

•         In October 2014, the Federal Deposit Insurance Corporation (“FDIC”) along with other federal agencies (collectively, the “Agencies”) passed final U.S. risk retention rules for asset-backed securities (the “Final Risk Retention Rule”) to implement the risk retention requirements imposed by the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Final Risk Retention Rule became effective for CLOs on December 24, 2016. The Final Risk Retention Rule requires CLO issuers to hold an economic interest in at least 5% of a CLO in the form of CLO equity, CLO debt or a combination thereof.

•         Most CLOs are not significantly impacted by the same mark-to-market volatility of Senior Secured Loans because CLO performance tests are based on par value and not market value. Therefore, we believe a decline in Senior Secured Loan prices similar to 2008 and August 2011 would not have as significant a negative impact on CLOs and could provide CLOs an opportunity to acquire Senior Secured Loans at discounted prices.

The past performance described above is not indicative of future returns and the results do not include fees, expenses or taxes that a shareholder may incur. The results described above may not be representative of our portfolio.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

•         Investment professionals of the Adviser have extensive experience in investing in CLO securities. Such investment professionals also have expertise in investing in CLOs backed by middle market loans as well as broadly syndicated loans. In addition, the Adviser’s management has experience managing publicly-registered investment companies. As a result of its experience managing such vehicles, we believe that employees of the Adviser will be knowledgeable regarding the Senior Secured Loans underlying the CLOs in which we intend to invest.

•         We expect to invest a portion of our assets in Target Securities outside of CLO junior debt and equity tranches. Investment professionals of the Adviser have experience in investing in (i) debt and equity securities issued by business development companies, (ii) Senior Secured Loans, (iii) fixed income securities and (iv) investment funds that provide exposure to Senior Secured Loans and fixed income securities.

•         Our Adviser employs a conservative investment approach focused on current income and long-term investment performance. The Adviser will evaluate a broad range of investment opportunities for the Fund and select those that offer the most favorable risk-adjusted returns. The Adviser believes that it has relationships with investment banks and brokers that will provide us with access to extensive investment opportunities that meet our investment objective and strategies.

The Adviser

Flat Rock Global, the investment adviser of the Fund, is a registered investment adviser under the Advisers Act. The Adviser was formed as a Delaware limited liability company on November 28, 2016.

The Adviser is also the investment adviser to Flat Rock Capital Corp., a business development company that commenced operations in 2017. The Adviser had approximately $33 million of assets under management as of  March 31, 2018, which represent the total assets of Flat Rock Capital Corp. The Adviser is a recently-formed investment adviser and, as a result, has limited experience managing a registered closed-end management investment company. However, the Adviser draws upon its management team and their collective investment experience to provide its services. Flat Rock Global is controlled by Robert K. Grunewald, our Chairman and Chief Executive Officer. Mr. Grunewald has over 25 years of experience in BDCs, middle market finance, private equity and investment banking.

Investment Committee

All investment decisions will require unanimous approval by the members of our Adviser’s investment committee, which is currently comprised of our President and Chief Executive Officer, Robert K. Grunewald, our Chief Financial Officer, Richard A. Petrocelli and our Chief Investment Officer, Shiloh Bates. The Adviser will monitor our portfolio on an ongoing basis in an effort to identify changes to the portfolio that would optimize risk-adjusted returns. The Board, including a majority of the members of the Board who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of Flat Rock Global, will oversee and monitor our investment performance and relationship with our Adviser. See “Management of the Fund — Investment Adviser.”

Plan of Distribution

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, will serve as our principal underwriter, within the meaning of the 1940 Act, and will act as the distributor of our shares on a best efforts basis, subject to various conditions. Our shares are offered for sale through the Distributor at NAV. The Distributor also may enter into agreements with financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (“Financial Intermediaries”). In reliance on Rule 415, the Fund intends to offer to sell up to $100,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.

The minimum initial investment by a shareholder is $20,000. Subsequent investments may be made with at least $1,000 under the Fund’s automatic investment program. Subsequent investments not made pursuant to the automatic investment program may be made with at least $1,000. The Fund has no minimum asset threshold that must be satisfied prior to launch.

We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. In addition, we may conduct one or more follow-on offerings of our shares at the conclusion of this offering. See “Plan of Distribution” for more information.

Use of Proceeds

The net proceeds of the continuous offering of shares will be invested in accordance with our investment objective and policies as soon as practicable after receipt. There is no minimum asset threshold amount that must be raised prior to our investment of net proceeds. Pending investment of the net proceeds in accordance with our investment objective and policies, we will invest in money market or short-term, high-quality fixed-income mutual funds. Investors should expect, therefore, that before we have fully invested the proceeds of this offering in accordance with our investment objective and policies, our assets will likely earn interest income at a modest rate which may be less than our anticipated distribution rate. As a result, our distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to our shareholders will be reduced by our fees and expenses. Our distributions may consist, in whole or in part, of a return of capital even after proceeds from this offering are fully invested. See “Use of Proceeds.”

Management and Incentive Fees

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the “Investment Advisory Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.

The management fee is calculated and payable monthly in arrears at the annual rate of 1.375% of our average daily total assets during such period. For purposes of calculating the management fee, the term “total assets” includes all assets, including any assets acquired with the proceeds of leverage.

The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on our “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•         No incentive fee is payable in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% per quarter (or an annualized rate of 7.00%);

•         100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.0586%. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.0586%) as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.0586% in any calendar quarter; and

•         15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.0586% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

See “Management of the Fund — Investment Adviser” for additional information concerning fees paid to our Adviser.

Administrator

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203 (the “Administrator”), serves as administrator of the Fund. Pursuant to an administration, bookkeeping and pricing services agreement (the “Administrative Services Agreement”), the Administrator will furnish us with the provisions of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on our behalf. In addition, the Administrator will perform the calculation and publication of our NAV and oversee the preparation and filing of our tax returns, the payment of our expenses and the performance oversight of various third party service providers.

In accordance with the Administrative Services Agreement, the Administrator will be paid the greater of a minimum fee or fees based on the annual net assets of the Fund plus out of pocket expenses, payable quarterly in arrears (the “Administration Fee”), in connection with providing services to the Fund.

The Adviser will furnish us with office facilities, equipment and personnel for servicing the management of our operations.

Closed-End Fund Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of shares on a quarterly basis. See “Repurchases of Shares” for a more detailed discussion. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Distribution Policy

Subject to the Board’s discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly basis and to pay such distributions on a monthly basis. Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

We intend to make a distribution each month to our shareholders of the net investment income of the Fund after payment of Fund operating expenses. The distribution rate may be modified by the Board from time to time.

We will operate under a distribution reinvestment policy administered by DST Systems, Inc. (the “Transfer Agent”). Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under our distribution reinvestment policy. Shareholders who elect not to participate in our distribution reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the Fund. See “Distribution Reinvestment Policy.”

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares

Our shares are not currently listed on any securities exchange, and we do not expect a public market for them to develop in the foreseeable future, if ever. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price.

To provide our shareholders with limited liquidity, we will conduct quarterly repurchase offers, at NAV, of no less than 5% and no more than 25% of our outstanding shares. Typically, we will conduct such quarterly repurchase offers for 5% of our outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. Accordingly, although we will make quarterly repurchase offers, investors should consider our shares to be of limited liquidity. See “Repurchases of Shares.” We intend to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the redemption offer requirements.

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in our shares. You assume these risks as a result of our direct investments, if any, as well as through our investments in CLOs. See “Risk Factors.”

•         The Fund is a closed-end management investment company with no history of operations.

•         An investment in the Fund involves the risk of possibly losing the entire principal amount invested in the Fund due to unpredictable market conditions.

•         The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests.

•         Our Adviser has limited experience as an entity managing a registered closed-end management investment company or a RIC. Therefore, our Adviser may not be able to successfully operate our business or achieve our investment objective.

•         The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel and the loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

•         Capital markets may experience periods of disruption and instability. These conditions may make it more difficult for us to achieve our investment objective.

•         Our securities are not currently listed on any securities exchange, and we do not expect a public market for them to develop in the foreseeable future, if ever. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price. There is currently no secondary market for the shares and only a limited liquidity is expected to be provided to shareholders through the Fund’s Repurchase Program, at NAV.

•         Payment for repurchases of our shares may require that we liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase our portfolio turnover.

•         The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.

•         We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC but may fail to do so. Such failure would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•         As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise equity, make borrowings or sell existing investments to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

•         We are subject to financial market risks, including changes in interest rates, which may have a substantially negative impact on our investments.

•         A significant portion of our portfolio will be recorded at fair value as determined in good faith by the Board and, as a result, there may be uncertainty as to the value of our investments.

•         The Adviser cannot be certain that due diligence investigations with respect to any investment opportunity will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for us being successful.

•         Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk.

•         Our investments in the equity and junior debt tranches of CLOs may be riskier and less transparent to us and our shareholders than direct investments in the underlying companies.

•         CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on the CLOs are and will be payable solely from the cashflows from such Senior Secured Loans.

•         There is the potential for interruption and deferral of cashflow to our investments in the equity and junior debt tranches of CLOs.

•         Our investments in Target Securities may be illiquid.

•         We may invest in assets with no or limited performance or operating history.

•         We are exposed to underlying borrower fraud through our portfolio securities.

•         The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect us.

•         Our investments are subject to prepayments and calls, increasing re-investment risk.

•         There is limited control of the administration and amendment of Senior Secured Loans in CLOs.

•         Senior Secured Loans in CLOs may be sold and replaced resulting in a loss to us.

•         Non-investment grade debt, which is often referred to as “junk” or “high-yield,” involves a greater risk of default and higher price volatility than investment grade debt.

•         We will generally have the right to receive payments only from the CLOs in which we invest, and will generally not have direct rights against the underlying borrowers comprising the CLOs’ investments or the entities that sponsored the CLOs.

•         Our investments in equity and junior debt tranches of CLOs will likely be subordinate to the other debt tranches of such CLOs, and are subject to a higher degree of risk of total loss.

•         We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing our shares.

•         As a “non-diversified” fund under the 1940 Act, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

•         We may be unable to sell a sufficient number of shares for us to achieve our investment objective.

•         The Fund may be required to pay the Adviser incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter because the Adviser is entitled to receive incentive compensation on income regardless of any capital losses.

•         The potential for our Adviser to earn incentive fees under the Investment Advisory Agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on average daily total assets, our Adviser may have an incentive to increase portfolio leverage in order to earn higher base management fees.

•         This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

•         Our Adviser and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our shareholders’ best interests.

•         Our ability to enter into transactions with our affiliates will be restricted.

•         We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

•         Investors in this offering will incur dilution when we raise additional funds through the issuance of more of our shares.

•         We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested, therefore increasing the risks associated with investing in our shares.

•         Our investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of issuers, which would magnify the effect of any losses suffered by a few of these investments.

•         Disasters, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.

•         The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

Certain U.S. Federal Income Tax Matters

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet income and asset-diversification tests each year. If the Fund so qualifies and satisfies certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of realized net long-term capital gains over realized net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible U.S. federal excise tax on RICs to the extent they do not meet certain minimum distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these minimum distribution requirements. See “Certain U.S. Federal Income Tax Matters.”

Custodian

U.S. Bank National Association (“U.S. Bank”) will serve as the Fund’s custodian (the “Custodian”). See “Management of the Fund.”

Corporate Information

Our principal executive offices are located at 1350 6th Avenue, 18th Floor, New York, NY 10019. Flat Rock Global maintains a website at www.flatrockglobal.com. Information contained on Flat Rock Global’s website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Available Information

We file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information will also be available free of charge by contacting us at 1350 6th Avenue, 18th Floor, New York, NY 10019, or by telephone at (212) 596-3413 or on our website at www.flatrockglobal.com. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

FEES AND FUND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The information in the table below includes the fees and expenses expected to be incurred during the twelve months following the effectiveness of this offering.

Shareholder Transaction Expenses[1]
Maximum Sales Load (as a percent of offering price)	None
Contingent Deferred Sales Charge[2]	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees[3]	1.68%
Incentive Fees (15% of investment income)[4]	—
Interest Payments on Borrowed Funds[5]	1.25%
Other Expenses[6]	2.40%
Distribution Fee[7]	None
Shareholder Servicing Fee[7]	None
Acquired Fund Fees and Expenses[8]	None
Total Annual Expenses	5.33%

____________

1.        The amounts shown in the table assume that the registration statement of which this prospectus forms a part is declared effective by the SEC and that the Fund sells $50.0 million worth of its shares of beneficial interest ratably during the twelve months following effectiveness of the registration statement, that the Fund’s average net assets during such period equal one-half of the net offering proceeds, or approximately $25.0 million, and that the Fund borrows funds equal to 25% of its average net assets during such period, or approximately $6.25 million. Actual expenses will depend on the number of shares the Fund sells in this offering and the amount of leverage it employs. If the Fund is unable to raise $50.0 million during the twelve months following effectiveness of the registration statement, its expenses as a percentage of the offering price would be significantly higher. There can be no assurance that the Fund will sell $50.0 million worth of its common shares during the twelve months following effectiveness of the registration statement.

2.        The shares are not subject to a contingent deferred sales charge.

3.        The SEC requires that the “management fees” percentage be shown as a percentage of net assets attributable to common shareholders, rather than total assets, including assets that have been funded with borrowed monies because common shareholders bear all of this cost. The management fee in the table above assumes borrowings to fund investments of approximately $6.25 million at the end of the first twelve months following effectiveness of the registration statement.

4.        The Fund anticipates that it may have interest income that could result in the payment of incentive fees to the Adviser during certain periods. However, the incentive fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. Since the Fund has not yet commenced operations, it has assumed, for purposes of the “Fees and Fund Expenses” table, no incentive fees being paid to the Adviser for the following twelve months. The Fund expects the incentive fees it pays to increase to the extent the Fund earns greater interest income through its investments in Target Securities. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.00%, subject to a “catch-up” feature. See “Management of the Fund — Investment Advisory Agreement” for a full explanation of how the Incentive Fee is calculated.

5.        The Fund may borrow funds to make investments, including before it has fully invested the initial proceeds of this offering. The costs associated with any such outstanding borrowings, as well as issuing and servicing debt securities or issuing preferred stock, would be indirectly borne by its investors. The figure in the table assumes the Fund borrows for investment purposes an amount equal to 25% of its average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 5.0%. The Fund’s ability to incur leverage during the twelve months following effectiveness of the registration statement depends, in large part, on the amount of money the Fund is able to raise through the sale of shares registered in this offering and capital markets conditions. The Fund does not plan to issue preferred stock during the twelve months following effectiveness of the registration statement.

6.        Other expenses include accounting, legal and auditing fees, reimbursement of the compensation for administrative personnel and fees payable to the Fund’s independent trustees. The amount shown in the Fees and Fund Expenses table reflects the amount of all such other expenses expected to be incurred during the twelve months following effectiveness of the registration statement, which the fund estimates to be approximately $600,000.

7.        The shares are not subject to a Distribution Fee or a Shareholder Servicing Fee. See “Plan of Distribution.”

8.        Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the Acquired Fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the Acquired Funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. We believe that the amounts under this line item will be less than 1 basis point. Therefore, any such estimated amounts are included in other expenses.

EXAMPLE

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The example reflects total expenses for the one-, three-, five-, and ten-year periods:

Example	1 Year	3 Years	5 Years	10 Years
Shares of Beneficial Interest	$54	$168	$295	$670

The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST Systems, Inc., our transfer agent, currently $10.00. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

THE FUND

The Fund is a newly organized, continuously offered, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act and will be operated as an interval fund. The Fund was organized as a Delaware statutory trust on February 12, 2018 and has no operating history. The Fund’s principal office is located at 1350 6th Avenue, 18th Floor, New York, NY 10019, and its telephone number is (212) 596-3413.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to, but not limited to, the following:

•         the impact of an economic downturn on the ability of the issuer of a Senior Secured Loan to continue to operate, which could lead to the loss of some or all of our investment in such Senior Secured Loan or CLO investment;

•         the impact of interest rate volatility on our results, particularly if we elect to use leverage as part of our investment strategy;

•         our future operating results;

•         our expected financings and investments;

•         the adequacy of our cash resources and working capital;

•         the timing of cash flows, if any, from the Target Securities in which we invest;

•         our contractual arrangements and relationships with third parties;

•         the dependence of our future success on the general economy and its impact on the industries in which we invest;

•         our ability to source favorable investments;

•         our use of financial leverage;

•         our tax status; and

•         the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•         changes in the economy;

•         risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•         future changes in laws or regulations and conditions that impact our operations or investments.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with our investment objective and policies as soon as practicable after receipt. We expect to invest proceeds received in this offering within three months of receipt. There is no minimum asset threshold amount that must be raised prior to our investment of net proceeds. Pending investment of the net proceeds in accordance with our investment objective and policies, we will invest in money market or short-term, high-quality fixed-income mutual funds. Investors should expect, therefore, that before we have fully invested the proceeds of this offering in accordance with our investment objective and policies, our assets will likely earn interest income at a modest rate which may be less than our anticipated distribution rate. As a result, our distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to our shareholders will be reduced by our fees and expenses. Our distributions may consist, in whole or in part, of a return of capital even after proceeds from this offering are fully invested.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective

Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of Senior Secured Loans. Such securities are often referred to as “junk” or “high yield.” We may, to a lesser extent, invest in (i) debt and equity securities issued by business development companies, (ii) Senior Secured Loans directly, (iii) fixed income securities and (iv) investment funds that provide exposure to Senior Secured Loans and fixed income securities. We refer to the aforementioned investments collectively as “Target Securities.” We will limit our investments in private equity funds and hedge funds that are excluded from the definition of “investment company” under the Investment Company Act of 1940, as amended, by Section 3(c)(1) or 3(c)(7) of the 1940 Act to no more than 15% of our net assets.

Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans financed with long-term financing. The CLO is comprised of Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diversified by borrowers and industries. Even if we are successful in locating and investing in CLOs that are diversified by industry and borrower, we will be subject to the risks associated with CLOs and the underlying Senior Secured Loans, including risks related to leveraged credit, default, prepayment and volatility. See “Risk Factors — Risks Related to Our Investments.”

CLOs provide exposure to Senior Secured Loans on a leveraged basis. The CLOs in which we intend to invest typically will be issued by special purpose vehicles and will be predominantly collateralized against pools of Senior Secured Loans. Such Senior Secured Loans typically will be rated BB or B, or to a lesser extent, CCC or unrated, by nationally recognized rating agencies. Senior Secured Loans will generally be U.S.-based, pay a floating interest rate based on LIBOR and have a first lien on the borrower’s assets. Depending on market conditions, we expect to invest in new issue transactions or secondary transactions sourced through investment banks and brokers.

We will identify potential investments using our Adviser’s market knowledge, experience and industry relationships. Our Adviser’s relationships with CLO collateral managers, underwriters and trading desks will be used to source transactions. In determining when to sell an investment, our Adviser will consider the following factors: the performance of such investment compared to initial expectations and the risk adjusted returns available in other transactions the Adviser is evaluating. Our need for capital and other factors will also be evaluated.

We expect to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of cashflow CLOs that own a pool of Senior Secured Loans. Our CLO investments may take the form of (i) anchor CLO equity, (ii) risk retention capital, and (iii) equity for loan accumulation facilities or warehouse facilities to high-quality CLO managers. The underlying assets of cashflow CLOs that we intend to invest in will be comprised primarily of Senior Secured Loans, and the performance of those loans will be a main driver of the performance of the CLO. We intend to invest so as to obtain exposure across a relatively broad range of underlying borrowers, industry sectors, CLO collateral managers, and CLO vintages. We intend to structure our portfolio in such a way as to comply with quarterly diversification requirements applicable to RICs. By virtue of our investments in cashflow CLOs, which will be predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower, although we will have no restrictions on the industry or borrower exposure of the underlying assets and we do not operate as a “diversified” investment company within the meaning of the 1940 Act. See “Certain U.S. Federal Income Tax Matters — Taxation as a Regulated Investment Company” for our detailed RIC diversification requirements.

We may, at times, invest a portion of our assets (defined as net assets plus the amount of any borrowing for investment purposes) opportunistically in Target Securities that are not CLOs to achieve our investment objective. It is expected that these opportunistic investments will change thematically over time as the Adviser identifies investment opportunities derived from a number of sources, including (i) debt and equity securities issued by business development companies, (ii) Senior Secured Loans, (iii) fixed income securities and (iv) investment funds that provide exposure to Senior Secured Loans and fixed income securities. With respect to the foregoing investments, our general investment strategy will be broad and will not be limited to any specific industry, sector, or a minimum or maximum market cap. We anticipate that these investments will not comprise a significant portion of our investment portfolio and, under normal circumstances, are not expected to exceed 25% of our net assets.

In the case of the equity and junior debt tranches of CLO securities owned by us, we will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle. Likewise, shareholders of the Fund will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan.

Our Target Securities, and particularly our investments in the equity and junior debt tranches of CLOs and certain other opportunistic investments, are difficult to value by virtue of the fact that they generally are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary basis by institutional investors, if at all. As a result, we will value these securities quarterly at fair value as determined in good faith by our Board.

We will be subject to certain regulatory restrictions in making our investments. In addition, the Fund generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance. For example, we may co-invest with such accounts consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. See “Certain Relationships and Related Party Transactions — Allocation of Investments” in the SAI.

To enhance our returns, we may borrow funds from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. In determining whether to borrow funds, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of issuing preferred shares to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred shares would be borne by holders of our shares. See “Risk Factors” for a discussion of the risks inherent to employing leverage.

While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the nature of the assets in which we invest. This structure allows us to focus on long-term risk adjusted returns and shields our investors from the volatility that would go along with having shares traded on a national securities exchange.

Pursuant to our interval fund structure, we will conduct quarterly repurchase offers, at NAV, of no less than 5% and no more than 25% of our outstanding shares. Typically, we will conduct such quarterly repurchase offers for 5% of our outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of our board of trustees (the “Board”) and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. Accordingly, although we will make quarterly repurchase offers, investors should consider our shares to be of limited liquidity. See “Repurchases of Shares.”

Investment Committee

All investment decisions will require unanimous approval by the members of our Adviser’s investment committee, which is currently comprised of Robert K. Grunewald, Richard A. Petrocelli and Shiloh Bates. The Adviser will monitor our portfolio on an ongoing basis in an effort to identify changes to the portfolio that would optimize risk-adjusted returns. The Board, including a majority of the members of the Board who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of Flat Rock Global, will oversee and monitor our investment performance and relationship with our Adviser. See “Management of the Fund – Investment Adviser.”

Overview of Collateralized Loan Obligations

The collateralized loan obligations that we intend to invest in are investment vehicles that own a diversified pool of Senior Secured Loans. The CLO raises capital by issuing multiple tranches of debt and an equity tranche. The rated CLO debt tranches consist of long-term financing with specified financing terms, including floating interest rates at a stated spread to LIBOR.

In a typical CLO, the capital structure would include approximately 90% debt, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s equity tranche. Interest cashflows derived from the pool of Senior Secured Loans are generally allocated sequentially in this order:

(1)      Administrative expenses in the CLO

(2)      Senior collateral management fee

(3)      Interest expense on debt tranches

(4)      Junior management fees

(5)      Remainder to the equity tranche

This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated tranche of securities is, therefore, the most sensitive to defaults and realized losses from the underlying Senior Secured Loans, while the rated-tranches have lower corresponding risk (and offer lower potential returns).

The equity tranche represents the most junior tranche in the CLO capital structure. An investor in the equity tranche expects that the interest received from the Senior Secured Loans will exceed the expenses in the CLO structure. While the equity tranche will bear the loss from any defaults in the CLO structure, the equity tranche investor expects the cash-flow profitability of the CLO to be in excess of these losses. Additionally, the CLO equity tranche will have the ability to wind up the CLO early or refinance tranches of the CLO’s liabilities at more favorable rates, which could enhance returns to the equity tranche. If this does not occur, then the investors in the equity tranche will experience a lower level of distributions and may incur a complete loss in investment.

Debt tranches of CLOs typically are rated by Moody’s, S&P and Fitch and have a stated coupon or spread over LIBOR. CLO debt tranches may be rated AAA to B. Equity tranches of CLOs are unrated and do not have a stated coupon. They receive the cashflow after all other payments in the payment waterfall are made. The detailed CLO payment waterfall is provided in the CLO’s prospectus and the quarterly calculations are distributed to investors by the CLO’s trustee.

Each tranche within a CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor the equity tranche of CLOs have voting rights on the management of the underlying Senior Secured Loan portfolio. The third-party CLO manager is responsible for management of the underlying Senior Secured Loan portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO generally will have the ability to call the debt tranches following a non-call period. The collateral manager may call the debt tranches to refinance them on more favorable terms, to extend the maturity of the debt tranches or wind up the CLO entity. Debt tranches of CLOs do not have the right to call the other CLO security tranches.

CLOs contain a variety of covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests (“overcollateralization tests”) and interest coverage tests (“IC Tests”). The overcollateralization tests and IC Tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an overcollateralization test or IC Test, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position.

Some CLOs also have interest diversion tests, which also act to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new collateral obligations until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.

Cashflow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).

Cashflow Transactions

We intend to primarily invest in the equity and junior debt tranches of cashflow CLO transactions rather than market value CLOs. Cashflow CLOs differ from market value CLOs in that they do not include mark-to-market covenants. For example, the cashflow CLOs that we target have covenants that are primarily based on the par value of the Senior Secured Loans owned by the CLO, whereas market value CLOs have covenants that are primarily based on the market value of the Senior Secured Loans owned by the CLO. Cashflow CLOs typically have a stated maturity of 10 to 12 years with an actual average life of approximately 5 to 9 years. The underlying assets of cashflow transactions may be either actively managed by a CLO collateral manager or structured as static pools where few, if any, changes can be made to the initial asset selection. We will invest primarily in actively-managed transactions where the portfolios will be managed according to stringent investment guidelines set out at the inception of the transaction. These guidelines likely will include specific requirements determined by the rating agencies (Moody’s, S&P and/or Fitch), such as a portfolio broadly invested by industry and issuer and weighted average rating requirements on the Senior Secured Loans in the portfolio.

Broad investment variety is a key feature of the portfolios of the CLOs in which we intend to invest, and is aimed at minimizing the effect of potential credit deterioration. We intend to target CLOs that have broad investment diversity by issuer and industry. Unless and until we raise a significant amount of capital in this offering, we will be limited in our ability to build a diversified investment portfolio. Even if we raise a significant amount of capital and have a portfolio that has broad investment diversity by issuer and industry, our portfolio will still be subject to the risks inherent in investing in the equity and junior debt tranches of CLOs.

Returns to investors in the equity tranches of CLOs depend on a number of factors. A main driver is the number and timing of losses from defaults on the underlying Senior Secured Loans. Other drivers include portfolio purchase price, repayment rate, reinvestment interest rate, trading gains/losses, efficiency of CLO management, and cash flow diversions.

Overview of the Senior Secured Loan Market

Loans are the predominant form of collateral for CLOs, and Senior Secured Loans represent a large and mature segment of the U.S. corporate loan market.

As shown in the chart below, of September 30, 2017, the amount of institutional, non-investment grade Senior Secured Loans outstanding was approximately $925 billion. This amount represents nearly twice the outstanding Senior Secured Loans during the years 2009-2012 and nearly ten times the amount of outstanding Senior Secured Loans in 1999.

As shown in the chart below, Senior Secured Loan issuance in 2017 totaled $503 billion. This chart does not take into account the credit quality or leverage ratios of the Senior Secured Loans.

Proceeds from the issuance of Senior Secured Loans are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings and financing capital expenditures. Because they are secured and are generally floating rate, returns of Senior Secured Loans typically exhibit low correlation to returns on traditional asset classes such as publicly-traded equities or fixed income assets.

Broadly syndicated Senior Secured Loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of CLOs, mutual funds and closed-end funds, hedge funds, banks, insurance companies, and finance companies. As represented below, CLOs represent the largest source of capital for institutional Senior Secured Loans.

Source: S&P Global Market Global Intelligence — Primary Loan Investor Market Share 2017

Generally, Senior Secured Loans are floating rate instruments, typically making quarterly interest payments based on a spread over LIBOR. Many Senior Secured Loans include a LIBOR floor, which provides a floor on the effective interest rate if LIBOR falls below a certain level (generally 75 to 100bps).

We believe Senior Secured Loans represent an attractive and stable base of collateral for CLOs. In particular, the primary attributes include:

•         Secured: Senior Secured Loans typically have a first priority or, to a much lesser extent, a second priority lien on the borrower’s assets. The loan may be secured by accounts receivable, inventory, intellectual property, physical property and real estate and other assets.

•         Senior: Senior Secured Loans maintain a priority claim, relative to equity, on the borrower’s assets and cash flow, with the most senior loans offering the prospect of a more stable and lower-risk investment relative to the subordinated debt and equity securities issued by the borrower.

•         Consistent long-term performance: Senior Secured Loans in the S&P/LSTA Leveraged Loan Index have provided positive cash yields in all years since 1997, and only two years (2008 and 2015) of negative returns including mark-to-market volatility. Even though S&P/LSTA Index had negative returns in 2008, Senior Secured Loans provided a 2-year return of 7.5% in 2008 and 2009 despite the market downturn.

•         Floating Rate: Senior Secured Loans typically involve a floating interest rate as opposed to a fixed interest rate, which generally provides a hedge against rising interest rates. The debt tranches of CLOs generally have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO’s assets and liabilities.

•         Loan-to-Value: In general, underlying borrowers of Senior Secured Loans have a loan-to-value ratio of approximately 49% to 68% at the time of origination. Loan-to-value ratio is a fundamental measure of loan risk. The loan-to-value ratio of a company is calculated as the amount of the Senior Secured Loan divided by the enterprise value of the underlying company. The enterprise value of a company at a point in time is the aggregate fair value of such company’s debt and equity. There is no single methodology for determining enterprise value, but it is usually calculated using a market (i.e., EBITDA multiples of publicly-traded companies) or an income (i.e., discounted cash flow) approach. Typically, a company with a lower loan-to-value ratio is considered less risky, due to the expectation that equity can support the company in times of trouble, and a senior secured loan lender can negotiate loan covenants with such company.

•         Low default rates: Annual default rates for Senior Secured Loans averaged approximately 2.75% by count of issuers since 1999 and 1.7% for the 12-month period ending December 31, 2017.

U.S. Loan Default Rates
Default Rate: Rolling Twelve-Month S&P/LSTA Leverage Loan Index Defaults
December 2017
$ Rate: 2.05%
# Rate: 1.72%
12%
11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Jan-99
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11
Jan-13
Jan-15
Jan-17
Default Rate (by Count)
Default Rate (by Principal)
Issuer Based Avg. Default Rate
Vol. Based Avg. Default Rate
Source: LCD

•         High recovery rates: According to Moody’s Investor Service, the average recovery rate for Senior Secured Loans that defaulted between 1987 and 2016 was 80.6%, which was significantly higher than average recoveries for other fixed income asset classes, including for senior unsecured bonds (48.4%).

____________

*         The recovery rate represents the percentage of stated principal that a loan ultimately returned after default.

Investment Opportunity

We believe that the equity and junior debt tranches of CLO securities currently represent, as a class, an opportunity to obtain attractive risk-adjusted investment returns. We believe that a number of factors support this conclusion, including:

•         The U.S. CLO market is relatively large, with a total outstanding notional balance of approximately $393 billion as of September 30, 2017. We believe this will provide us with sufficient investment opportunities to review in order to achieve our investment objective.  However, it is important to note that, even though the size of the CLO market is large, this does not ensure that the CLO opportunities that we have access to will meet the criteria we look for in assessing investment opportunities.

•         We believe that CLO equity and junior debt investments allow investors to gain exposure to Senior Secured Loans on a levered basis without being structurally subject to mark-to-market price fluctuations of the underlying loans. Although the current valuations of CLO equity and junior debt tranches are expected to fluctuate based on price changes within the Senior Secured Loan markets, interest rate movements and other macroeconomic factors, those tranches will generally be expected to continue to receive quarterly distributions from the CLO vehicle so long as the underlying portfolio does not suffer defaults, realized losses or other covenant violations sufficient to trigger diversions of cash flow from the tranche in which we invest.

•         We believe that the CLO market, including the U.S. Senior Secured Loan market, has represented and continues to represent an attractive area for investment. We believe that investments in the equity securities and junior debt obligations of CLOs provide an efficient mechanism for investing in the U.S. Senior Secured Loan market because investments in CLOs allow us to invest in a highly diversified and levered pool of assets in a cost-efficient manner. The leverage in a CLO provides long-term, non-mark-to-market financing, at what we believe are attractive rates.

•         The long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads, have created opportunities to purchase certain CLO equity and junior debt instruments that we believe will produce attractive risk-adjusted returns. Additionally, the long-term non-mark-to-market nature of the CLO debt may be extremely beneficial in periods of market volatility in the underlying Senior Secured Loans.

•         As shown in the chart below, CLO equity has shown high quarterly distribution rates, with the top, middle and lower-performing CLOs having average distribution rates of 4.9%, 4.3% and 3.7% quarterly, respectively, according to Citi Research. The chart below also demonstrates the volatility associated with investing in the equity tranche of CLOs.

5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
4.7%
4.1%
3.5%
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
All CLO 2.0

Source : Citi Research, Intex.

•         Warehouse facilities, which are short and medium-term loan facilities that are used to accumulate Senior Secured Loans prior to the formation of a CLO, provide what we believe are additional attractive risk-adjusted investment opportunities for us.

•         According to Wells Fargo, 98.1% of U.S. CLOs that have been issued since 2000 and redeemed through March 2015 have generated a positive return to equity investors.

•         In October 2014, the FDIC, along with other federal agencies (collectively, the “Agencies”), passed the Final Risk Retention Rule to implement the risk retention requirements imposed by the Dodd-Frank Act. The Final Risk Retention Rule became effective for CLOs on December 24, 2016. The Final Risk Retention Rule requires CLO issuers to hold an economic interest in at least 5% of a CLO in the form of CLO equity, CLO debt or a combination thereof. Additionally, as a result of Dodd-Frank Act legislation, banks are confronted with higher regulatory capital, leverage and liquidity charges for CLOs and other securitizations, in addition to increased implementation and compliance challenges. The influx of regulatory changes has made it increasingly difficult for banks to hold CLO equity, junior CLO securities and equity in CLO warehouse facilities, thereby increasing the demand for non-bank providers of junior capital and wholesale solutions for each stage of a CLO’s lifecycle. The Final Risk Retention Rule has affected both small and large CLO managers in that it requires such entities to have more capital at risk in order to be a CLO manager.

•         Most CLOs are not significantly impacted by the same mark-to-market volatility of Senior Secured Loans because CLO performance tests are based on par value and not market value. Therefore, we believe a decline in Senior Secured Loan prices similar to 2008 and August 2011 would not have as significant a negative impact on CLOs and could provide CLOs an opportunity to acquire Senior Secured Loans at discounted prices.

The past performance described in the charts above is not indicative of future returns and the results do not include fees, expenses or taxes that a shareholder may incur. The results described above may not be representative of our portfolio.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

•         Investment professionals of the Adviser have extensive experience in investing in CLO securities. Such investment professionals also have expertise in investing in CLOs backed by middle market loans as well as broadly syndicated loans. In addition, the Adviser’s management has experience managing publicly-registered investment companies. As a result of its experience managing such vehicles, we believe that employees of the Adviser will be knowledgeable regarding the Senior Secured Loans underlying the CLOs in which we intend to invest.

•         We expect to invest a portion of our assets in Target Securities outside of CLO junior debt and equity tranches. Investment professionals of the Adviser have experience in investing in (i) debt and equity securities issued by business development companies, (ii) Senior Secured Loans, (iii) fixed income securities and (iv) investment funds that provide exposure to Senior Secured Loans and fixed income securities.

•         Our Adviser employs a conservative investment approach focused on current income and long-term investment performance. The Adviser will evaluate a broad range of investment opportunities for the Fund and select those that offer the most favorable risk-adjusted returns. The Adviser believes that it has relationships with investment banks and brokers that will provide us with access to extensive investment opportunities that meet our investment objective and strategies.

Investment Strategy

Our CLO investments may take the form of (i) anchor CLO equity, (ii) risk retention capital, and (iii) equity for loan accumulation facilities or warehouse facilities to high-quality CLO managers. Additionally, we intend to invest in CLO equity and junior debt securities in the secondary market that the Adviser believes have the potential to outperform the market on a relative value basis. The Fund will utilize Flat Rock Global’s leveraged finance platform, investment expertise, sourcing network and industry relationships to pursue a strategy within the CLO market focused on:

•         Proactive sourcing and identification of high-quality CLO managers and CLO investment opportunities. The Adviser will utilize its leveraged finance platform and industry relationships to source investment opportunities. The Adviser has direct contact with CLO managers and banks that originate and trade CLO securities and Senior Secured Loans.

•         Disciplined research and due diligence process. CLO managers will be chosen by the Adviser based on considerations that may include: (i) track record of the CLO manager, including during periods of distress in the market for Senior Secured Loans, (ii) experience of the CLO manager in managing Senior Secured Loans, (iii) ability of the CLO manager to obtain favorable terms from the debt investors in the CLO, (iv) scale of the CLO manager’s platform and other resources, and (v) ability to efficiently source Senior Secured Loans for the CLO.

•         Diversified portfolio construction. The Fund seeks to construct a portfolio of diversified CLO equity and junior debt investments as well as other Target Securities. The Adviser will seek to diversity the Fund’s investment portfolio by CLO Manager and by CLO vintage. The Adviser will also analyze the portfolio on a look-through basis, which will provide exposure to the underlying Senior Secured Loans. The Fund will employ a long-term investment horizon with a primarily buy-and-hold strategy. However, based on the continuous monitoring of investments and look-through analytics, the Adviser may sell positions from time to time if the Adviser believes it is in the Fund’s best interest.

•         Active portfolio monitoring and risk management. In relation to the Fund’s Target Securities, the Adviser will typically conduct periodic, detailed diligence of underlying loans, the CLO structure and the CLO manager. The Adviser will typically review, among other things, monthly reporting, the internal watch list methodology, adherence to investment strategy and covenants, and other ongoing measures. Risk management is a continuous process that may include regular benchmarking of investment performance of the CLO to the initial investment thesis. Through the portfolio monitoring and risk management process, the Adviser will continuously seek to optimize the risk-return profile of the Fund’s portfolio, subject to, among other things, variations in general market liquidity, the illiquid nature of the Target Securities and the constraints presented by the limited length of the investment period.

Analysis of Collateral

Loans included in the CLO portfolios in which we intend to invest will be chosen by third party CLO managers. Our Adviser also will typically perform in-depth due diligence on individual issuers of Senior Secured Loans in each CLO portfolio. Generally, the Adviser will focus its diligence efforts on the Senior Secured Loans that we believe will have the highest risk of credit loss.

In this process of evaluation, input generally will be obtained from our Adviser’s investment professionals. In addition, our Adviser will access its experienced credit team for information with which to screen issuers according to qualitative and quantitative criteria. This review generally will be included within the investment modeling process and stress case analysis, which our Adviser believes will produce a thorough assessment of underlying potential default and recovery characteristics of Target Securities.

Analysis of CLO Manager

Since third party CLO managers are responsible for selecting the Senior Secured Loans underlying the CLOs in which we intend to invest, our Adviser will also carefully review prospective CLO managers. Typical criteria that will be used to evaluate prospective CLO managers include:

•         Experience and track record in managing CLOs and Senior Secured Loans;

•         Historical performance of such CLO managers, with an emphasis on performance during periods of distress, such as the dislocation experienced by credit markets in 2008 and 2009;

•         Investment processes and independent reporting systems;

•         Investment style and consistency in portfolio construction;

•         Experience and track record of senior management and whether the CLO manager has a dedicated team for investing in Senior Secured Loans;

•         Senior personnel that understand credit selection and managing the CLO structure through the life of a CLO;

•         Length of time the team has invested together;

•         The ability of the CLO manager to obtain attractive terms on the debt issued by the CLO;

•         The CLO manager’s ability to source Senior Secured Loans; and

•         Reporting and transparency.

In addition to reviewing offering materials and reporting documentation, the Adviser’s professionals will attempt to meet with the senior managers of the CLO team, discuss the Senior Secured Loans with members of the CLO’s manager’s investment team and discuss the CLO manager’s experience and track record with third parties.

CLO Structural Analysis

The Adviser will utilize third-party financial models to project the expected cash flows from each CLO that it evaluates and will perform other risk management analytics. Key inputs to the financial models include:

•         Probability and/or timing of underlying asset default;

•         Recovery rates on defaulted assets;

•         Prepayment rate on Senior Secured Loans;

•         Reinvestment terms for new Senior Secured Loans;

•         Term of the CLO;

•         Capital structure;

•         Funding cost;

•         Fees and expenses;

•         Expectations for future interest rates;

•         Market prices of underlying Senior Secured Loans;

•         Cash flow payment waterfall structure; and

•         Portfolio look-through to assess underlying exposure by industry and obligor.

Utilizing default and recovery assumptions generated by the Adviser and its affiliates for portfolios of underlying Senior Secured Loans, a risk analysis typically will be performed to determine the probability of achieving various return levels for each investment. We will typically target transactions that demonstrate stable return profiles with high breakeven probabilities, and we will seek to avoid transactions with the probability of achieving below-targeted returns.

A portfolio look-through analysis is often used to identify and manage risk concentrations in the aggregate investment portfolio, (particularly asset and industry concentrations) and to ensure ongoing adherence to the Fund’s investment strategy.

Management of Investments

All investment decisions will require unanimous approval by the members of our Adviser’s investment committee, which is currently comprised of Robert K. Grunewald, Richard A. Petrocelli and Shiloh Bates. Investment decisions will generally be based on a rigorous credit and structural review and relative value analysis performed by our Adviser, and potential investments will generally be analyzed on the merits of the individual transaction in terms of absolute return targets and relative value versus comparable opportunities. The Adviser will monitor our portfolio on an ongoing basis in an effort to identify changes to the portfolio that would optimize risk-adjusted returns.

Our Adviser’s team generally will prepare an investment memorandum that documents rationale for the investment. The investment memorandum will include, among other things, (i) an overview of the investment’s key terms (ii) the investment’s projected returns; (iii) risks associated with the transaction and (iv) a description of the CLO manager.

Our Adviser’s sale and purchase decisions are reviewed and approved by the Adviser’s investment committee. The investment process is collaborative with frequent interaction between the investment professionals of the Adviser and the members of the Adviser’s investment committee before final approval is sought. The investment approval is based on the risk adjusted returns of the underlying investment as well that investment’s potential effects on the overall portfolio. See “Portfolio Management” for additional information on our Adviser’s professionals.

In relation to Target Securities in which we invest, our Adviser’s professionals will conduct rigorous ongoing analysis on the Senior Secured Loans, the CLO structure and the CLO collateral manager which generally will include monthly reporting providing an overview of:

•         Senior Secured Loans in the CLO;

•         Changes to the underlying portfolio;

•         Portfolio metrics (including coupon, price, weighted average rating factor and any rating changes);

•         Concentration limits;

•         Covenant compliance; and

•         Cash flows.

Further, the Adviser will follow a policy of holding formal reviews on a periodic basis of the CLO managers that manage the Fund’s CLO investments, as applicable.

Risk management is an ongoing process that may include regular benchmarking of investment performance to the initial investment hypothesis and the maintenance and monitoring of a “risk rating list” on a monthly basis. Such risk rating is derived from general market information including security prices, press releases, news and statements, and ongoing due diligence to assist the Adviser in forecasting the occurrence of specific credit events and modeling outcomes. Through its portfolio monitoring and risk management process, the Adviser will continuously seek to optimize the risk-return profile of the portfolio, subject to, among other things, variations in general market liquidity, the illiquid nature of the Target Securities and the constraints presented by the limited length of the investment period.

Cash Uses and Cash Management Activities

In accordance with our investment strategy, our principal use of cash (including the net offering proceeds) will be to fund investments sourced by our Adviser, as well as initial expenses related to this offering, ongoing operational expenses and payment of distributions to shareholders in accordance with our distribution policy. See “Distribution Policy.”

Operating and Regulatory Structure

Our investment activities are managed by the Adviser and supervised by the Board, a majority of the trustees whom are not “interested persons” of the Fund, as such term is defined under the 1940 Act. Under our Investment Advisory Agreement, we have agreed to pay our Adviser a base management fee based on our average daily total assets as well as an incentive fee based on our performance. In addition, we will reimburse our Adviser for routine overhead expenses, such as expenses incurred in connection with administering our business. See “Management of the Fund — Investment Adviser” for a description of the payments we will make to our Adviser.

The Administrator will furnish us with the provisions of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on our behalf. In addition, the Administrator will perform the calculation and publication of our NAV and oversee the preparation and filing of our tax returns, the payment of our expenses and the performance oversight of various third party service providers.

The Adviser will also furnish us with office facilities, equipment and personnel for servicing the management of our operations.

While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the nature of the assets in which we invest. This structure allows us to focus on long-term risk adjusted returns and shields our investors from the volatility that would go along with having shares traded on a national securities exchange.

Pursuant to our interval fund structure, we will conduct quarterly repurchase offers, at NAV, of no less than 5% and no more than 25% of our outstanding shares. Typically, we will conduct such quarterly repurchase offers for 5% of our outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of our board of trustees (the “Board”) and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. Accordingly, although we will make quarterly repurchase offers, investors should consider our shares to be of limited liquidity. See “Repurchases of Shares.”

We intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our shareholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described under “Certain U.S. Federal Income Tax Matters”). In addition, to qualify for RIC tax treatment we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

We will be subject to certain regulatory restrictions in making our investments. For example, the Fund generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance. For example, we may co-invest with such accounts consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price.

To enhance our returns, we may borrow funds from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. In determining whether to borrow funds, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of issuing preferred shares to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred shares would be borne by holders of our shares. See “Risk Factors” for a discussion of the risks inherent to employing leverage.

Valuation Policies and Procedures

We will determine the NAV of our shares daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each time the Fund calculates NAV, it will accrue as a liability any amounts owed to the Adviser as payment for incentive fees, which could vary over time. In computing our NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value pursuant to valuation policies approved by the Board.

The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of our investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual investment on a quarterly basis.

The Board is responsible for the valuation of our portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to our valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in our valuation policy to Flat Rock Global, and has authorized Flat Rock Global to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets. Valuations of our investments are disclosed in reports publicly filed with the SEC. See “Determination of Net Asset Value” for a discussion of how NAV is determined.

Availability of Investment Opportunities; Competition

The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. We compete for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. Additionally, because we believe competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including CLOs. As a result of these new entrants, competition for investment opportunities in CLOs may continue to intensify. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objective.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employed by Flat Rock Global, pursuant to the terms of the Investment Advisory Agreement. Our day-to-day investment operations are managed by Flat Rock Global. In addition, we will reimburse Flat Rock Global for any such costs and expenses which have been paid by Flat Rock Global on our behalf, including the allocable portion of the compensation of the Fund’s chief financial officer and chief compliance officer and their respective staff.

Facilities

We do not own any real estate or other physical properties materially important to our operation. Our principal office is located at 1350 6th Avenue, 18th Floor, New York, NY 10019, where we occupy office space pursuant to an agreement with Flat Rock Global.

Legal Proceedings

Neither we nor our Adviser is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our Adviser.

From time to time, our Adviser, its affiliates or its professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights with respect to our investments.

RISK FACTORS

Investing in our shares involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our shares. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the NAV of our shares of beneficial interest could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We are conducting a new offering and have no history of operation.

We are a closed-end management investment company with no history of operations. The Fund is designed for long-term investors and not as a trading vehicle. If we commence operations under inopportune market or economic conditions, we may not be able to achieve our investment objective.

There is a risk that the amount of capital actually raised through this offering may be insufficient to achieve profitability or allow us to achieve our investment objective.

We are not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised through this offering may be insufficient to achieve profitability or allow us to realize our investment objective. We believe that we will need to raise at least $20 million in this offering in order to realize our investment objective and achieve profitability. An inability to raise additional capital may adversely affect our financial condition, liquidity and results of operations, as well as our compliance with regulatory requirements. In addition, because we have no minimum asset threshold that must be satisfied prior to launch, we will experience high expenses as a percentage of net assets, to the extent we do not raise significant capital.

The Board may change our investment objective, or may modify or waive our current operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.

Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing primarily in the equity and, to a lesser extent, in the junior debt tranches of collateralized loan obligations that own a pool of Senior Secured Loans. The Board has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. Our investment objective, however, may also be changed by the Board. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, NAV, operating results or the value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Finally, since our shares are not listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment objective, operating policies, investment criteria or strategies.

The SEC’s position on certain non-traditional investments, including investments in CLOs, is under review.

The staff of the SEC has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and risk from leverage. The staff of the Division of Investment Management has, in correspondence with registered management investment companies, raised questions about the level and special risks of investments in CLOs. While it is not possible to predict what conclusions the staff will reach in these areas, or what recommendations the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLOs could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or cause us to take certain actions with potential negative impacts on our financial condition and results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business, financial condition and operations.

The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. In addition, the referendum by British voters to exit the European Union (“Brexit”) in June 2016 has led to further disruption and instability in the global markets. There can be no assurance these market conditions will not continue or worsen in the future.

We and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. In such circumstances, equity capital may be difficult to raise because, subject to some limited exceptions, as a closed-end fund, we are generally not able to issue additional shares of our shares at a price less than NAV without general approval by our shareholders and approval of the specific issuance by the Board. In addition, our ability to incur indebtedness or issue preferred shares is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 300% immediately after each time we incur indebtedness or at least 200% immediately after each time we issue preferred shares. The debt capital that may be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Given the extreme volatility and dislocation that the capital markets have historically experienced, many closed-end funds have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. The Adviser monitors developments and seeks to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so; and the Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

We are required to record certain of our assets at fair value, as determined in good faith by the Board in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our investment valuations and our NAV, even if we plan to hold investments to maturity.

The downgrade of the U.S. credit rating and economic crisis in Europe could negatively impact our business, financial condition and earnings.

U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the U.S. The impact of any further downgrades to the U.S. government’s sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program. It is unknown what effect, if any, the conclusion of this program will have on credit markets and the value of our investments. These and any future developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to obtain debt financing on favorable terms. Additionally, in January 2015, the Federal Reserve reaffirmed its view that the current target range for the federal funds rate was appropriate based on current economic conditions. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.

Our debt investments may be based on floating rates, such as LIBOR. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our shares and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our shares less attractive if we are not able to increase our distribution rate, which could reduce the value of our shares.

Because we may borrow funds and may issue preferred shares to finance investments, our net investment income may depend, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred shares and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred shares, which could reduce our net investment income.

You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in interest rates could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Adviser.

Changes relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of financial institutions entered into settlements with U.S. and U.K. regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Recently, regulators in the U.K. have called for the LIBOR to be abandoned by the end of 2021. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser. Our Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser. The departure of any of our Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on our Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

The Investment Advisory Agreement has a termination provision that allows the parties to terminate the agreement without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by our Adviser upon 60 days’ notice to us. If the agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event the agreement is terminated, it may be difficult for us to replace our Adviser.

Because our business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

Our Adviser depends on its relationships with investment banks, commercial banks and CLO collateral managers, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain its existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in Target Securities. As a result of these new entrants, competition for investment opportunities in Target Securities may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for Target Securities is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end management investment company.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith pursuant to our valuation policies and procedures and, as a result, there will be uncertainty as to the value of our investments.

Under the 1940 Act, we are required to carry our investments at market value or, if there is no readily available market value, at fair value as determined pursuant to our valuation policies and procedures. Typically, there will not be a public market for the investments that we make. Our Target Securities, and particularly our investments in the equity and junior debt tranches of CLOs and certain other opportunistic investments, are difficult to value by virtue of the fact that they generally are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith pursuant to our valuation policies and procedures. Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of securities in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates approved for such purpose by the Board. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the securities in which we invest on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you.

We intend, subject to change by the Board, to declare and pay distributions on a monthly basis. We will pay these distributions to our shareholders out of assets legally available for distribution. While our Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a registered investment company may limit our ability to pay distributions. All distributions will be paid at the discretion of the Board and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable investment company regulations and such other factors as the Board may deem relevant from time to time. We cannot assure you that we will pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in you recognizing more gain (or less loss) when your shares are sold. Distributions from the proceeds of our public offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital we ultimately invest in our investments.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, the Target Securities in which we invest, and the companies whose securities are held by CLOs will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern registered closed-end management investment companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. Our portfolio companies are subject to federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interest as a shareholder potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter its investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.

On July 21, 2010, the Dodd-Frank Act was signed into law. Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect us and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio investments may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact our or our portfolio investments’ cash flows or financial condition, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio investments or otherwise adversely affect our business or our portfolio investments.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to maintain our status as a RIC, and thus we intend to satisfy the diversification requirements of Subchapter M of the Code, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or preferred shares and/or borrow funds from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional preferred shares so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred shares, is at least 200% after each issuance of such preferred shares. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding preferred shares, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our shareholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred shares, the preferred shares would rank “senior” to the shares being sold pursuant to this prospectus in our capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our shares or otherwise be in your best interest.

We will not generally be able to issue and sell our shares at a price below NAV per share. We may, however, sell our shares at a price below the then-current NAV per share if the Board determines that such sale is in the best interests of us and our shareholders, and our shareholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of the Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more shares, then the percentage ownership of our shareholders at that time will decrease, and you may experience dilution.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company or CLO (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or trustees or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds of this offering will be invested in accordance with our investment objective and policies as soon as practicable after receipt. There is no minimum asset threshold amount that must be raised prior to our investment of net proceeds. Pending investment of the net proceeds in accordance with our investment objective and policies, we will invest in money market or short-term, high-quality fixed-income mutual funds. See “Use of Proceeds.” Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

We face cyber-security risks.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems and the systems of our Adviser and third party service providers could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our shares and our ability to pay distributions to our shareholders.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify for the tax treatment applicable to RICs under Subchapter M of the Code or to satisfy RIC distribution requirements.

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, we must meet certain source-of-income, asset-diversification and annual distribution requirements.

The minimum annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We would also be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement during each calendar year in order to avoid a 4% U.S. federal excise tax on the amount of the under-distribution. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment, or could be required to retain a portion of our income or gains, and thus become subject to corporate-level U.S. federal income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities, or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our shareholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with payment-in-kind (“PIK”) interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. See “Certain U.S. Federal Income Tax Matters” in this prospectus.

Risks Related to an Investment in Our Shares of Beneficial Interest

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a best efforts basis, whereby our distributor is only required to use its best efforts to sell our shares and has no firm commitment or obligation to purchase any of the shares. The amounts raised in this offering may not be sufficient for us to purchase a diversified portfolio of investments. If we are not able to raise sufficient funds, the opportunity to make a broad range of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

We have no minimum asset threshold that must be satisfied prior to commencing operations.

We are not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by us through this offering may be insufficient to achieve profitability or allow us to realize our investment objective. An inability to raise additional capital may adversely affect our financial condition, liquidity and results of operations, as well as our compliance with regulatory requirements.

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future, if ever. Limited liquidity will be provided to shareholders only through our Repurchase Program, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price the shareholder paid for the shares being repurchased. There is no guarantee that shareholders will be able to sell all of the shares they desire pursuant to our Repurchase Program. The Repurchase Program will include numerous restrictions that limit your ability to sell your shares. Other than with respect to our Repurchase Program discussed in “Repurchases of Shares”, investors have no right to require the Fund to redeem their Shares. See “Repurchases of Shares” for detailed description of the Fund’s Repurchase Program.

Our ability to successfully conduct our continuous offering is dependent, in part, on the ability of Flat Rock Global successfully identify and establish relationships with Financial Intermediaries.

The success of our continuous public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of Flat Rock Global to identify and establish relationships with Financial Intermediaries. If Flat Rock Global or our distributor fails to perform, we may not be able to raise adequate proceeds through this offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

The timing of our repurchase offers pursuant to our Repurchase Program may be at a time that is disadvantageous to our shareholders.

When we make repurchase offers pursuant to our Repurchase Program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our Repurchase Program, the price at which an investor may sell shares, which will be equal to our NAV per share as of the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event an investor chooses to participate in our Repurchase Program, the investor will be required to provide us with notice of intent to participate prior to knowing what the NAV per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to us as part of our Repurchase Program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify investments that meet our investment objective or that investments that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds, short-term, high-quality fixed-income mutual funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Potential investors will not have preemptive rights to any shares we issue in the future. Our declaration of trust authorizes us to issue an unlimited number of shares. After an investor purchases shares, we may elect to sell additional shares in the future, which would dilute an investor’s percentage ownership interest in us. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Certain provisions of our declaration of trust and bylaws could deter takeover attempts and have an adverse impact on the value of our shares.

Our declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving our shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing our expenses and interfering with our normal operations. The trustees are elected for indefinite terms and do not stand for reelection. Also, we do not intend to hold annual meetings of our shareholders. A trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining trustees. In addition, pursuant to the 1940 Act, a trustee may be removed by a vote of the holders of at least two-thirds of our outstanding shares that are entitled to elect a trustee and that are entitled to vote on the matter.

Risks Related to Our Adviser and Its Affiliates

Our Adviser has no experience managing a registered closed-end management investment company and has limited experience managing a regulated investment company, or RIC.

While our Adviser’s management team consists of personnel from the investment and operations team of Flat Rock Global, the investment adviser to Flat Rock Capital Corp., a Maryland corporation that has elected to be regulated as a BDC under the 1940 Act and intends to elect to be treated as a RIC under the Code, our Adviser is a recently-formed entity that has no experience managing a registered closed-end management investment company and has limited experience managing a RIC. Therefore, our Adviser may not be able to successfully operate our business or achieve our investment objective. As a result, an investment in our shares may entail more risk than the shares of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of registered closed-end management investment companies and RICs that do not apply to other types of investment vehicles. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a RIC or could force us to pay unexpected taxes and penalties, which could be material. Our Adviser’s lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

We may face additional competition due to the fact that individuals associated with our Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Our Adviser’s professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which the Fund invests; investment by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; the Adviser’s use of information gained from issuers in the Fund’s portfolio investments by other clients, subject to applicable law; and restrictions on the Adviser’s use of “inside information” with respect to potential investments by the Fund. See “Conflicts of Interest.”

Our Adviser and its affiliates, including our officers and some of our trustees, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.

Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the Adviser to earn increased asset management fees. In addition, if we decide to utilize leverage, it will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.

We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles our Adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest received in the form of securities rather than cash (i.e., PIK income). If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligations that resulted in the accrual of such income, and such circumstances would result in us paying an incentive fee on income we never received. PIK income will be counted toward the incentive fee that we are obligated to pay to the Adviser even though we do not receive the income in the form of cash.

Our Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.

Our Adviser’s professionals serve or may serve as officers, directors, trustees or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. For example, Messrs. Grunewald and Petrocelli, who serve as executive officers of the Fund, also serve as executive officers of Flat Rock Capital Corp. and serve on the investment committee of Flat Rock Capital Corp. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved. Our

Adviser and its personnel will devote only as much of its or their time and resources to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

Furthermore, our Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of our Adviser and its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of our Adviser and its affiliates.

Our management fee and incentive fees may induce our Adviser to make speculative investments.

The fact that our base management fee is payable based upon our average daily total assets, which would include any borrowings for investment purposes, may encourage our Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of a default, which would adversely affect holders of our shares. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

In addition, the potential for our Adviser to earn incentive fees under the Investment Advisory Agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests. This could have an adverse impact on the performance of our portfolio and on our returns.

Risks Related to Our Investments

Our investments in CLOs may be riskier and less transparent to us and our shareholders than direct investments in the underlying companies.

We expect to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of Senior Secured Loans. Our CLO investments may include providing (i) anchor CLO equity, (ii) risk retention capital, and (iii) equity for loan accumulation facilities or warehouse facilities to high-quality CLO managers. Generally, there may be less information available to us regarding the Senior Secured Loans underlying the CLOs than if we had invested directly in the debt of the underlying companies. As a result, our shareholders will not know the details of the underlying securities of the CLOs in which we will invest. Our investments in the equity and junior debt tranches of CLOs will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.

CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, which may have a negative impact on our performance and our ability to pay distributions.

CLOs typically will have no significant assets other than their underlying Senior Secured Loans. Accordingly, payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, net of all management fees and other expenses. Payments to us as a holder of CLO investments are and will be met only after payments due on the senior notes (and, where appropriate, the junior secured notes) from time to time have been made in full. This means that relatively small numbers of defaults of Senior Secured Loans may adversely impact our returns.

Our CLO investments are exposed to leveraged credit risk.

We may be in a subordinated position with respect to realized losses on the Senior Secured Loans underlying our investments in the equity and junior debt tranches of CLOs. The leveraged nature of equity and junior debt tranches of CLOs, in particular, magnifies the adverse impact of Senior Secured Loan defaults. CLO investments represent a leveraged investment with respect to the underlying Senior Secured Loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying Senior Secured Loans, which are subject to credit, liquidity and interest rate risk. Investments in the lowest tranches of CLOs bear the highest level of risk.

There is the potential for interruption and deferral of cashflow.

If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO (e.g., due to Senior Secured Loan defaults), then cashflow that otherwise would have been available to pay distributions on the CLO investments may instead be used to redeem any senior notes or to purchase additional Senior Secured Loans until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns, especially to the extent that our investment is in the junior debt or equity tranches of such CLO.

We may invest in assets with no or limited performance or operating history.

We may invest in assets with no or limited investment history or performance record upon which our Adviser will be able to evaluate their likely performance. Our investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve anticipated returns. Consequently, our profitability, NAV and share price could be adversely affected.

The payment of underlying portfolio manager fees and other charges could adversely impact our returns.

We may invest in securities where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.

The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect us.

There can be no assurance that, in relation to any CLO investment, in the event that any of the Senior Secured Loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new Senior Secured Loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new Senior Secured Loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.

Our investments will be subject to prepayments and calls, increasing re-investment risk.

Our investments and/or the underlying Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on the value of our investments. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on, inter alia, the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.

Furthermore, our investments generally will not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).

The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.

Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay distributions.

We will have limited control of the administration and amendment of Senior Secured Loans owned by the CLOs in which we invest.

We will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle. In addition, the terms and conditions of the Senior Secured Loans underlying our investments in the equity and junior debt tranches of CLOs may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from Senior Secured Loans could be modified, amended or waived in a manner contrary to our preferences.

Senior Secured Loans of CLOs may be sold and replaced resulting in a loss to us.

The Senior Secured Loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.

We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (~10 times), and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. Although it is difficult to predict whether the prices of the securities underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The investments we make in CLOs will likely be thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying Senior Secured Loans will not be adequate to make interest or other payments; (ii) the quality of the underlying Senior Secured Loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs will be subordinate to the senior debt tranches thereof.

Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Secured Loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the Senior Secured Loans underlying the CLOs in which we invest.

Non-investment grade or “junk” debt involves a greater risk of default and higher price volatility than investment grade debt.

The Senior Secured Loans underlying our CLO investments typically will be rated BB or B, or to a lesser extent, CCC or unrated, by nationally recognized rating agencies. Non-investment grade or “junk” securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.

We will have no influence on management of underlying investments managed by non-affiliated, third-party CLO collateral managers.

We will not be responsible for and will have no influence over the asset management of the portfolios underlying the CLO investments we hold where those portfolios are managed by non-affiliated, third-party CLO collateral managers. Similarly, we will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third-party CLO collateral managers.

Our investments in CLOs may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

We anticipate that the CLOs in which we invest may constitute “passive foreign investment companies” (“PFICs”). If we acquire shares in a PFIC (including in CLOs that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our status as a RIC.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include OID instruments and PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•         The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•         Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•         OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our shareholders, the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital.

We may invest in business development companies, which carry risks similar to those of a private equity or venture capital fund.

A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. BDC securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDC securities that we intend to purchase may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income will fall if the distribution rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. In addition, by investing in BDCs, the Fund may incur upfront and ongoing fees relating to its purchase of shares of BDCs, and fees payable by such BDCs to compensate their management teams through asset-based fees, including: (i) a base management fee in the range of 2.0% of such fund’s total assets; and (ii) an incentive fee in the range of 20% of such BDC’s net investment income, and in most cases in the range of 20% of such BDC’s capital gains. Our shareholders will indirectly bear a portion of such expenses.

We may invest in non-traded BDCs, which have significant commissions, expenses, and offering and organization costs that may reduce the value of our investment.

Non-traded BDCs are subject to the following risks in addition to those described in “Risk Factors — Risks Related to Our Investments — The Fund may investment in business development companies, which carry risks similar to those of a private equity or venture capital fund.” Non-traded BDCs are subject to significant commissions, expenses, and offering and organization costs that reduce the value of an investor’s (including the Fund’s) investment. Shares of non-traded BDCs are not liquid, and investments in non-traded BDCs may not be accessible for an extended period of time. Redemption programs offered by non-traded BDCs may have significant restrictions, such as caps on the amount of shares that can be redeemed annually, limits on the amounts and sources of funds that may be used to fund redemptions and the ability of the BDCs to suspend or terminate the program at their discretion. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in non-traded BDCs. In addition, there is no guarantee that investors (including the Fund) will receive a distribution. Distributions from non-traded BDCs may be derived from the proceeds of the offering, from borrowings, or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor’s interest. Distributions paid by non-traded BDCs may vary based on economic risks, geopolitical risks, changes in the credit market, performance of the regulatory changes, and key personnel changes. Distributions from non-traded BDCs can be suspended for a period of time or halted altogether.

We may invest in private investment funds, including but not limited to private debt funds and private real estate funds, managed by unaffiliated institutional asset managers, and our performance depends in part upon the performance of the private investment fund managers and selected strategies.

Our performance depends in part upon the performance of the private investment fund managers and selected strategies, the adherence by such private investment fund managers to such selected strategies, the instruments used by such private investment fund managers and the Adviser’s ability to select private investment fund managers and strategies and effectively allocate our assets among them. Our shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the private investment fund level.

We are subject to, and indirectly invest in private investment funds, including but not limited to private debt funds and private real estate funds, managed by unaffiliated institutional asset managers that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or to private investment funds in particular. We may not be able to invest in certain private investment funds that are oversubscribed or closed, or we may be able to allocate only a limited amount of assets to a private investment fund that has been identified as an attractive opportunity. Our investments in certain private investment funds may be subject to lock-up periods, during which we may not withdraw our investment. We may invest indirectly a substantial portion of its assets in private investment funds that follow a particular type of investment strategy, which may expose us to the risks of that strategy. Many of our assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a private investment fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Private investment fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. Private investment fund managers may invest the private investment funds’ assets in securities of non-U.S. issuers, and our assets may be invested in private investment funds that may be denominated in non-U.S. currencies, thereby exposing us to various risks that may not be applicable to U.S. securities. Private investment fund managers may focus primarily on a particular industry, which would subject the private investment funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Private investment fund managers may focus on a particular country or geographic region, which may subject private investment funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. Private investment fund managers may use derivatives for speculative or hedging purposes. Private investment funds may incur leverage for investment or other purposes, which may increase the volatility of the private investment funds. Private investment fund managers may sell short securities held by private investment funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that private investment funds’ short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. Private investment fund managers may change their investment strategies at any time. Private investment fund managers may invest the private investment funds’ assets without limitation in restricted and illiquid securities. Private investment fund managers may invest the investment funds’ assets in equity securities without limitation as to market capitalization. Private investment funds may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

Private investment funds are not publicly traded and therefore are not liquid investments. See “Risk Factors — Risks Related to an Investment in Our Shares of Beneficial Interest — The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.” As a result, we may consider information provided by the asset manager to determine the value of our investment in the private investment fund. The valuation provided by an asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third-party. The Adviser will use reasonable due diligence to value securities and may also consider information provided by the private investment funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately our shares. Private investment funds that invest primarily in publicly traded securities are more easily valued.

In addition to valuation risk, shareholders of private investment funds are not entitled to the protections of the 1940 Act. For example, private investment funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, private investment funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage. Additionally, private investment fund managers may have limited operating histories upon which to evaluate their performance, and some private investment fund managers may not be registered under the Advisers Act. Further, private investment fund managers may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 15.0% of a private investment fund’s net profits (or more in certain limited circumstances), which may create incentives for private investment fund managers to make investments that are riskier or more speculative than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.

Private equity investments are extremely speculative and come with a variety of risks, including the risk that one or more, or in some cases all, of the Fund’s investments will not be realized, or will not be realized in an amount that is profitable or that was expected at the time of initial investment, and that a portion, or the entire amount, of our investment will be lost.

Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships pursuing a private equity strategy may be more illiquid than securities issued by other private funds or other pooled public or private investment vehicles generally, because the partnerships’ underlying investments tend to be less liquid than other types of investments. Investing in private equity investments is intended for investors with long-term investment horizons who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. We may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of our interests in a private equity fund, nor may we withdraw from such fund, without the consent of the general partner of the fund, which consent may be withheld in the general partner’s sole discretion. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing. The investments made by private partnerships, private equity funds or other pooled public or private investment vehicles will entail a high degree of risk and in most cases be highly illiquid and difficult to value since no ready market typically exists for the securities of companies held in a private equity portfolio, which are often privately placed and not registered under the Securities Act. Unless and until those investments are sold or mature into marketable securities they will remain illiquid and their valuations will be subject to the Adviser’s application of valuation models and/or subjective inputs that may or may not result in a valuation that reflects what the private partnership, private equity fund or other pooled public or private investment vehicle currently could or ultimately in the future may realize from a sale of or other realization event with respect to a company held in its portfolio.

Special situation investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than risks of investing in public companies that may be at a later stage of development.

We may invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, we may be required to sell our investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which we intend to invest, there is a potential risk of loss by us of our entire investment in such companies.

Mezzanine debt, including senior unsecured and subordinated loans, is not secured by any collateral and is effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness).

We may invest in mezzanine debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior debt, such as senior bank debt, and is often unsecured. However, mezzanine debt rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt generally earns a higher return than senior secured loans. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Risks Related to Debt Financing

If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

We may borrow funds to make investments. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our shares. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income attributable to our stockholders to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make share distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to the Adviser.

Changes in interest rates may affect our cost of capital and net investment income.

If we borrow funds to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we may have to purchase or develop such expertise.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may make it easier for us to meet or exceed the subordinated incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to pre-incentive fee net investment income.

U.S. Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To qualify and maintain our qualification as a RIC under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Certain U.S. Federal Income Tax Matters.”

•         The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•         The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

•         The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

The recognition of income in connection with investments that we purchase with original issue discount may result in the payment of an incentive fee to the Adviser without a corresponding receipt of cash income.

In the event we recognize loan interest income in excess of the cash we receive in connection with an investment that we purchase with original issue discount, we may be required to liquidate assets in order to pay a portion of the incentive fee. The Adviser, however, is not required to reimburse us for the portion of any incentive fees attributable to non-cash income in the event of a subsequent default on such investment and non-payment of such non-cash income.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see “Certain U.S. Federal Income Tax Matters — Taxation as a Regulated Investment Company.”

Uncertain Tax Treatment.

We may invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

MANAGEMENT OF THE FUND

Board of Trustees

Our business and affairs are managed under the direction of the Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board initially consists of three members, two of whom are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of Flat Rock Global and are “independent,” as determined by the Board. We refer to these individuals as our Independent Trustees. The Board elects our executive officers, who serve at the discretion of the Board.

The names and business address of the Board and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Flat Rock Global, the investment adviser of the Fund, is a registered investment adviser under the Advisers Act. The Adviser was formed as a Delaware limited liability company on November 28, 2016.

The Adviser is also the investment adviser to Flat Rock Capital Corp., a business development company that commenced operations in 2017. The Adviser had approximately $33 million of assets under management as of March 31, 2018, which represent the total assets of Flat Rock Capital Corp. The Adviser is a recently-formed investment adviser and, as a result, has limited experience managing a registered closed-end management investment company. However, the Adviser draws upon its management team and their collective investment experience to provide its services. Flat Rock Global is controlled by Robert K. Grunewald, our Chairman and Chief Executive Officer. Mr. Grunewald has over 25 years of experience in BDCs, middle market finance, private equity and investment banking. For more information on Mr. Grunewald’s experience, see “Management.”

Investment Advisory Agreement

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of our net assets, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of our service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management of the Fund.

Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.

The management fee is calculated and payable monthly in arrears at the annual rate of 1.375% of our average daily total assets during such period. For purposes of calculating the management fee, the term “total assets” includes all assets, including any assets acquired with the proceeds of leverage.

The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on our “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•         No incentive fee is payable in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% per quarter (or an annualized rate of 7.00%) of Adjusted Capital;

•         100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.0586% of Adjusted Capital. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.0586%) as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.0586% in any calendar quarter; and

•         15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.0586% of Adjusted Capital in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

The term “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to Flat Rock Global under the Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The management fee we pay to our Adviser is based on average daily total assets, which includes leverage incurred by the Fund. Because the management fee is based on average daily total assets, there is a risk that this may encourage our Adviser to obtain leverage to make additional investments.

The incentive fee is intended to compensate the Adviser if we generate a certain level of income during a particular quarter. Our “pre-incentive fee new investment income” must meet a threshold of 1.75% of Adjusted Capital during a quarter in order for the Adviser to be eligible to earn incentive fees. The hurdle rate is measured against Adjusted Capital since the Fund is engaged in a continuous offering of shares. Adjusted Capital takes into account the amount of capital raised in the public offering, less any repurchases pursuant to the Fund’s Repurchase Program. Since capital is being raised continuously, we believe that the hurdle rate should be measured against Adjusted Capital rather than another metric, such as total assets that would include leverage.

The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee Fund’s pre-incentive fee net investment income
(expressed as a percentage of the Fund’s adjusted capital)

These calculations will be appropriately prorated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the current calendar quarter.

Example: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Preferred return(1) = 1.75%

Base management fee(2) = 0.34375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income (base management fee + other expenses)) = 0.70625%

Pre-incentive fee net investment income does not exceed the preferred return rate; therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.35%

Preferred return(1) = 1.75%

Base management fee(2) = 0.34375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses)) = 1.80625%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% × (1.80625% – 1.75%)

= 0.05625%

Pre-incentive fee net investment income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.05625%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Preferred return(1) = 1.75%

Base management fee(2) = 0.34375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses)) = 2.45625%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”) (4)

Subordinated incentive fee on income = 100% × “catch-up” + (15.0% × (pre-incentive fee net investment income – 2.0586%))

Catch up    = 2.0586% – 1.75%

= 0.3086%

Subordinated incentive fee on income = (100% × 0.3086%) + (15.0% × (2.45625% – 2.0586%))

= 0.3086% + (15% × 0.39765%)

= 0.3086% + 0.0596475% = 0.3682475%

Pre-incentive fee net investment income exceeds the fixed preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.3682475%.

____________

(1)      Represents 7.0% annualized preferred return.

(2)      Represents 1.375% annualized base management fee on average total assets.

(3)      Excludes organization and offering expenses.

(4)      The “catch-up” provision is intended to provide our Adviser with an incentive fee of 15.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.0586% in any calendar quarter.

*         The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s initial report to shareholders.

Portfolio Management

The members of our Adviser’s investment committee will serve as our portfolio managers. Biographical information for Messrs. Grunewald, Petrocelli and Bates may be found under “Management of the Fund” in the SAI.

The SAI provides additional information about the Fund’s portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator

ALPS Fund Services, Inc. (the “Administrator”) serves as administrator of the Fund. Pursuant to the Administrative Services Agreement, the Administrator will furnish us with the provisions of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on our behalf. In addition, the Administrator will perform the calculation and publication of our NAV and oversee the preparation and filing of our tax returns, the payment of our expenses and the performance oversight of various third party service providers.

In accordance with the Administrative Services Agreement, the Administrator will be paid the greater of a minimum fee or fees based on the annual net assets of the Fund plus out of pocket expenses, payable quarterly in arrears (the “Administration Fee”), in connection with providing services to the Fund.

The Adviser will furnish us with office facilities, equipment and personnel for servicing the management of our operations.

Transfer Agent

DST Systems, Inc., located at 430 W 7th Street, Suite 219238, Kansas City, MO 64105, serves as the Transfer Agent.

Custodian

U.S. Bank, with principal offices at 1555 N. Rivercenter Drive, MK-WI-5302, Milwaukee, Wisconsin 53212, serves as custodian for the securities and cash for our portfolio. Under a Custody Agreement, U.S. Bank holds our assets in safekeeping and keeps all necessary records and documents relating to its duties.

Estimated Fund Expenses

Flat Rock Global is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management of the Fund. Notwithstanding the foregoing, pursuant to the terms of the Investment Advisory Agreement, we must reimburse the Adviser for certain of these expenses.

Flat Rock Global will be responsible for payment of any and all organization and offering expenses incurred on our behalf in connection with our initial public offering of shares. Flat Rock Global will not seek or be entitled to reimbursement from the Fund for any such organization and offering expenses.

We will bear all other costs and expenses for the administration of our business and shall reimburse Flat Rock Global for any such costs and expenses that have been paid by Flat Rock Global on our behalf. These costs and expenses shall include, but not be limited to:

(a)      the cost of calculating the Fund’s NAV, including the related fees and cost of any third-party valuation services;

(b)     the allocable costs of providing managerial assistance to those portfolio companies that require it;

(c)     the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund;

(d)     clerical and shareholder staff salaries;

(e)     fees, dues, and expenses incurred by the Fund in connection with membership in investment fund organizations;

(f)      fees and expenses associated with independent audits, accountants, and outside legal costs, including compliance with the Sarbanes-Oxley Act, the 1940 Act and applicable federal and state securities laws;

(g)     insurance expenses;

(h)     travel expenses in monitoring financial and legal affairs for the Fund and in monitoring the Fund’s investments and enforcing the Fund’s rights in respect of such investments;

(i)      fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund;

(j)      direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, copying, and secretarial costs;

(k)     all direct and indirect costs and expenses incurred by Flat Rock Global for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of investment advisory services under the Investment Advisory Agreement by the Adviser;

(l)       the costs and expenses of due diligence of potential investments, monitoring performance of the Fund’s investments, serving as directors/trustees and/or officers of portfolio companies, enforcing the Fund’s rights in respect of its investments and disposing of investments;

(m)    the cost of effecting sales and repurchases of the Fund’s shares of beneficial interest and other securities;

(n)     fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, monitoring the Fund’s financial and legal affairs, making investments, valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments, and disposing of investments;

(o)     all costs of registration and listing the Fund’s shares on any securities exchange;

(p)     expenses of shareholders’ meetings and proxy solicitations;

(q)     the Fund’s allocable portion of the fidelity bond, trustees and officers/errors and omissions liability insurance and any other insurance premiums;

(r)      all brokerage fees and commissions for the Fund’s investments; federal, state and local taxes; borrowing costs (such as (i) interest payable on debt, if any, incurred to finance the investment advisory and management fees payable under the Investment Advisory Agreement and (ii) dividend expenses on securities sold short);

(s)      fees and expenses of the Independent Trustees and such extraordinary or nonrecurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Fund’s trustees and officers with respect thereto;

(t)      all other expenses incurred by the Fund or the Administrator in connection with administering the Fund’s business, including expenses incurred by the Administrator in performing its obligations, including, but not limited to, any payments made by the Administrator to any Sub-Administrator; and

(u)     the reimbursement of the allocable portion of the compensation of the Fund’s chief financial officer and chief compliance officer and their respective staffs, whose salaries are paid by Flat Rock Global.

On the basis of the anticipated size of the Fund, it is estimated that our annual operating expenses will be approximately $400,000 to $800,000. However, no assurance can be given, in light of our investment objective and policies and the fact that our offering is continuous and shares are sold on an ongoing basis that actual annual operating expenses will not be substantially more or less than this estimate.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with our organization, estimated at $500,000, will be borne by Flat Rock Global.

The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of our securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with our procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of Mr. Grunewald, who has voting authority with respect to 100% of the value of the outstanding interests in the Fund as of the date of this Prospectus. However, it is expected that once we commence investment operations and our shares are sold to the public, Mr. Grunewald’s control will be diluted until such time as we are controlled by unaffiliated shareholders.

DETERMINATION OF NET ASSET VALUE

We will determine the NAV of our shares daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each time the Fund calculates NAV, it will accrue as a liability any amounts owed to the Adviser as payment for incentive fees, which could vary over time. In computing our NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value pursuant to valuation policies approved by the Board. The Board is responsible for the valuation of our portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to our valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in our valuation policy to Flat Rock Global, and has authorized Flat Rock Global to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets.  Valuations of our investments are disclosed in reports publicly filed with the SEC.

The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of our investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual investment on a quarterly basis.

Our Adviser will compile and review relevant information, including the operating metrics of Target Securities that are CLO securities, including compliance with collateralization tests, defaulted and restructured Senior Secured Loans that comprise a CLO’s portfolio, payment defaults, if any, recent trading activity in the security, if known, and the most recent trustee reports and note valuation reports. The values of Target Securities that are CLO securities will be primarily determined using a third-party cash flow modeling tool.

We may also invest directly in Senior Secured Loans (either in the primary or secondary markets). In valuing such investments, our Adviser will prepare an analysis of each Senior Secured Loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the issuer of such Senior Secured Loan.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to our valuation committee to consider in making its recommendation of fair value to the Board. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases our valuation committee generally will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Board. We may elect to engage third-party valuation firms to provide assistance to our valuation committee and the Board in valuing certain of our investments. The valuation committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the accounts managed by Flat Rock Global could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any).

Flat Rock Global currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities, including other investment funds and separately managed accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Adviser also serves as investment adviser to Flat Rock Capital Corp., a BDC that invests primarily in senior secured loans of U.S. middle-market companies. To the extent that we compete with Flat Rock Capital Corp. or other entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies and (2) the requirements of the Advisers Act. The Adviser’s allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by the Adviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

REPURCHASES OF SHARES

We do not currently intend to list our shares on any securities exchange and do not expect any secondary market for them to develop in the foreseeable future. Therefore, shareholders should expect that they will be unable to sell their shares for an indefinite time or at a desired price. No shareholder will have the right to require the Fund to repurchase such shareholder’s shares or any portion thereof. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the shares, and none is expected to develop in the foreseeable future, shareholders will not be able to liquidate their investment, other than through our Repurchase Program, or, in limited circumstances, as a result of transfers of shares to other investors.

To provide shareholders with limited liquidity, we are structured as an “interval fund” and intend to conduct quarterly offers to repurchase between 5% and 25% of our outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is possible that we may offer to repurchase only the minimum amount of 5% of our outstanding shares. Quarterly repurchases will occur in the months of March, June, September and December starting in September 2018. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of our outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. We expect to determine the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the Repurchase Pricing Date. We expect to distribute payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date. Our shares are not listed on any securities exchange, and we anticipate that no secondary market will develop for our shares. Accordingly, you may not be able to sell shares when and/or in the amount that you desire. Thus, the shares are appropriate only as a long-term investment. In addition, our repurchase offers may subject us and shareholders to special risks.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that we will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, we will repurchase the shares on a pro rata basis. However, we may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. In addition, we will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide us with supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, we shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call us at (212) 596-3413 to learn the NAV. The Repurchase Offer Notice also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, we may, but are not required to, repurchase an additional amount of shares not to exceed 2.00% of our outstanding shares on the Repurchase Request Deadline. If we determine not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, we will repurchase the shares on a pro rata basis. However, we may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. In addition, we will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide us with supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

DISTRIBUTION POLICY

Subject to the Board’s discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly basis and to pay such distributions on a monthly basis. Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

We intend to make a distribution each month to our shareholders of the net investment income of the Fund after payment of Fund operating expenses. The distribution rate may be modified by the Board from time to time.

To the extent that any portion of our monthly distributions is considered a return of capital to shareholders, such portion would not be considered dividends for U.S. federal income tax purposes, and would represent a return of the amounts that such shareholders invested. Although such return of capital distributions are not currently taxable to shareholders, such distributions will have the effect of lowering a shareholder’s tax basis in such shares, and could result in a higher tax liability when the shares are sold, even if they have not increased in value, or in fact, have lost value. Our final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of our current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to us and our shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in us and, over time, increase our expense ratio. The distribution policy also may cause us to sell securities at a time we would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board.

Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to shareholders subject to IRS reporting. Our ordinary distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. To the extent that we pay distributions to shareholders using proceeds we receive from our distributions, such distributions generally would constitute a return of investor capital and generally will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from our investment activities. There can be no assurance that we will be able to pay distributions at a specific rate or at all.

As discussed in the “Certain U.S. Federal Income Tax Matters” section, to qualify for and maintain RIC tax treatment, we are required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, we are required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which we paid no U.S. federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Any such limitations would adversely impact our ability to make distributions to shareholders.

DISTRIBUTION REINVESTMENT POLICY

We will operate under a distribution reinvestment policy administered by DST Systems, Inc. (the “Transfer Agent”). Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under our distribution reinvestment policy. Shareholders who elect not to participate in our distribution reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the Fund.

Shareholders automatically participate in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Transfer Agent in writing at P.O. Box 219238, Kansas City, Missouri 64121. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the distribution reinvestment policy. Under the distribution reinvestment policy, our distributions to shareholders are reinvested in full and fractional shares as described below.

When we declare a distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized newly issued shares from the Fund. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by our NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the distribution reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. We will issue certificates in our sole discretion.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the distribution reinvestment policy, the Transfer Agent will administer the distribution reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the distribution reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable under the distribution reinvestment policy for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Matters.”

We reserve the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, we reserve the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the distribution reinvestment policy should be directed to the Transfer Agent at P.O. Box 219238, Kansas City, Missouri 64121. Certain transactions can be performed by calling the toll free number (844) 292-0365.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Fund’s shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold their shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of the Shares who is for U.S. federal income tax purposes:

•         a citizen or individual resident of the United States;

•         a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•         a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•         an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. shareholder” generally is a beneficial owner of shares that is not a U.S. shareholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding shares should consult with the shareholder’s tax advisers with respect to the purchase, ownership and disposition of the shares.

Tax matters are complex and the tax consequences to an investor of an investment in shares will depend on the facts of the shareholder’s particular situation. The Fund encourages all investors to consult their respective tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any income that the Fund distributes to its shareholders from the Fund’s tax earnings and profits. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s income distributed (or deemed distributed) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders. The Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Fund distributes, in a timely manner, an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no federal income tax, (the “Excise Tax Avoidance Requirement”). The Fund generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•         derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the 90% Income Test); and

•         diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

•         at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets and more than 10% of the outstanding voting securities of the issuer; and

•         no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” (the “Diversification Tests”).

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of the Fund’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to the Fund’s shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received all of the corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of the Fund’s investments at times or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If the Fund has to borrow funds or sell assets in order to satisfy the annual Distribution Requirements, the Fund may fail to meet the Diversification Tests and the 1940 Act prohibition on making distributions while debt obligations and senior securities are outstanding, unless certain “asset coverage” tests are met. Further, if the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by the Fund to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. It is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for these shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

The Fund may retain some or all of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include the shareholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to the shareholder’s allocable share of the tax paid thereon by the Fund. Because the Fund expects to pay tax on any retained capital gains at the Fund’s regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. shareholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax the shareholders owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for the shareholder’s shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to the Fund’s shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of the Fund’s investment company taxable income as a “deemed distribution.”

The Fund does not expect that special share distributions that the Fund pays ratably to all investors from time to time, if any, will be taxable. However, in the future, the Fund may distribute taxable dividends that are payable in cash or shares at the election of each shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends whether a shareholder elects to receive cash or shares. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive such shareholders’ distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of the shareholder’s distribution in shares. If the Fund decides to make any distributions consistent with these rulings that are payable in part in shares, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, shares, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the shares at the time of the sale.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of that shareholder’s investment.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of the shareholder’s shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held these shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of the Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of the shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses).

Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.

If the Fund is not a publicly offered RIC for any period, a non-corporate shareholder’s pro rata portion of the Fund’s affected expenses, including the Fund’s management fees, will be treated as an additional dividend to the shareholder. A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund anticipates that it will constitute a publicly offered RIC for the Fund’s first tax year, there can be no assurance that the Fund will in fact so qualify for any of the Fund’s taxable years.

The Fund will send to each of the Fund’s U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or backup withholding from all distributions to any non-corporate U.S. shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is the shareholder’s social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of non-U.S. Shareholders

Whether an investment in the shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their respective tax advisers before investing in the shares. Distributions of the Fund’s investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

For distributions made to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to the Fund’s shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of the Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If the Fund distributes the Fund’s net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of the Fund’s shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that the shareholder is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. Depending on the status of a non-U.S. shareholder and the status of the intermediaries through which they hold their shares, non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their Shares and proceeds from the sale of their Shares. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required, such as W-8BEN, W-8BEN-E or other applicable series W-8.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If the Fund is unable to qualify for treatment as a RIC, the Fund will be subject to tax on all of the Fund’s taxable income at regular corporate rates, regardless of whether the Fund makes any distributions to the Fund’s shareholders. Distributions would not be required, and any distributions would be taxable to the Fund’s shareholders as ordinary dividend income. Subject to certain limitations in the Code, such distributions would be eligible for the current 20% maximum rate to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

Possible Tax Law Changes

The foregoing discussion is only a summary and is based upon existing federal income tax law. Shareholders should recognize that the federal income tax treatment of an investment in the Fund may be modified at any time by legislative, judicial, or administrative action. Any such changes may have a retroactive effect with respect to existing transactions and investments and may modify the statements made above. In particular, the Tax Act includes sweeping changes to U.S. tax laws and represents the most significant changes to the Code since 1986. Shareholders are urged to consult with their own tax advisor with respect to the impact of recent legislation, including the Tax Act, on their investment in the Shares.

THE FOREGOING DISCUSSION SHOULD NOT BE CONSIDERED TO DESCRIBE FULLY THE FEDERAL INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT WITH THEIR TAX ADVISOR WITH RESPECT TO THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on February 12, 2018.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for our shares and we do not expect that a market for our shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for our debts or obligations.

Shares

Under the terms of the Declaration of Trust, all shares, when consideration for shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of shareholders. The Fund only expects to hold shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of shareholders.

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than common shares of beneficial interest (including preferred Shares, debt securities or other senior securities), by action of the Board without the approval of shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares. The Fund does not plan to issue preferred shares within twelve months of the effectiveness of its registration statement.

The following table shows the amounts of the Fund’s shares that have been authorized and are outstanding as of June 30, 2018:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Shares of beneficial interest	Unlimited	None	12,500

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

The Fund has entered into the Investment Advisory Agreement with Flat Rock Global. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Flat Rock Global is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be no less than one and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by shareholders, any such Trustees will be elected by a plurality of all shares voted at a meeting of shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) (i) with cause, by at least two-thirds (66 2/3%) of the remaining Trustees; or (ii) without cause, by all of the remaining Trustees.

Action by Shareholders

The Declaration of Trust provides that shareholder action can be taken only at a meeting of shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the shareholders with respect to any matter submitted to a vote of the shareholders.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that shares shall not entitle shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

REGULATION

We are a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•         change our classification to an open-end management investment company;

•         except in each case in accordance with our policies with respect thereto set forth in this SAI and the Prospectus, borrow funds, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•         deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•         change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our trustees must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred shares, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred shares, of at least 200% immediately after each issuance of such preferred shares. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is equity, except that in each case any such class of indebtedness or equity may be issued in one or more series.

We are generally not able to issue and sell our shares at a price below NAV per share. See “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in the Prospectus. We may, however, sell our shares, or at a price below the then-current NAV of our shares if the Board determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new shares at a price below NAV in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances.

We may borrow funds to make investments. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Related to Our Business and Structure” in the Prospectus.

Senior Securities

We are permitted, under specified conditions, to issue one class of indebtedness and one class of equity senior to the shares offered hereby if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are shares of beneficial interest. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors” in the Prospectus.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•         pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•         pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•         pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) with cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees; or (ii) without cause only by a written instrument signed or adopted by all of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, will serve as our principal underwriter, within the meaning of the 1940 Act, and will act as the distributor of our shares on a best efforts basis, subject to various conditions. Our shares are offered for sale through the Distributor at NAV. The Distributor also may enter into agreements with financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). In reliance on Rule 415, the Fund intends to offer to sell up to $100,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.

To the extent fees are charged by Financial Intermediaries in connection with the offer or sale of the Fund’s shares, such fees will be borne by Flat Rock Global. None of the compensation paid to ALPS for serving as our Distributor will be borne by the Fund.

Additional Broker and Dealer Compensation

The Adviser or its affiliates, in the Adviser’s discretion and from its own resources, may pay additional compensation to Financial Intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediaries’ registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating the Financial Intermediaries. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. Payments of Additional Compensation by the Adviser or its affiliates may have the effect of increasing the Fund’s assets under management, which would result in a corresponding increase in management fees payable to the Adviser. The Adviser has not adopted a limitation on the maximum permissible amount of the Additional Compensation that could be paid to Financial Intermediaries.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, perform services for the Adviser and its affiliates in the ordinary course of business.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. We may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on our NAV next computed after it is received by the Financial Intermediary.

An investor also may complete and sign a subscription agreement for a specific dollar amount equal to or greater than the minimum initial investment for the applicable class of shares, and pay such amount at the time of subscription; provided, however, that the Fund reserves the right to accept subscriptions of less than the minimum initial investment for the applicable share class. An investor should make his or her check payable to Flat Rock Opportunity Fund. Subscriptions will be effective only upon the Fund’s acceptance and it reserves the right to reject any subscription in whole or in part. Subscriptions will be priced based on the Fund’s NAV determined as of the date the subscription is accepted by the Fund. Subscriptions will be accepted or rejected by the Fund within ten days of receipt and, if rejected, all funds will be promptly returned to subscribers without deduction for any expenses without interest, unless otherwise required by applicable law. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for his or her benefit. An investor does not have the option of rescinding a purchase order after the shares to be purchased pursuant to the subscription agreement have been issued to the investor. See “— Purchasing Shares.”

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each subscription agreement. As requested on the subscription agreement, investors must supply full name, date of birth, social security number and residential street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Investment Processing Department at our Transfer Agent at (844) 292-0365 for additional assistance when completing a subscription agreement.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Transfer Agent also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Flat Rock Opportunity Fund, to:

Regular Mail	Overnight Mail

Flat Rock Opportunity Fund	Flat Rock Opportunity Fund
Investment Processing Department	Investment Processing Department
c/o DST Systems, Inc.	c/o DST Systems, Inc.
P.O. Box 219238	430 W. 7th street, Suite 219238
Kansas City, MO 64121	Kansas City, MO 64105

All checks must be in U.S. Dollars drawn on a domestic bank. We will not accept payment in cash or money orders. We also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, we will neither accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The Transfer Agent will charge a $5.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is our policy not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. We reserve the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call us at (844) 292-0365 for wiring instructions and to notify us that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. We will normally accept wired funds for investment on the day received if they are received by our designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)

Credit: DST Systems, Inc.

Account #: (number provided by calling toll-free number above)

Further Credit:

Flat Rock Opportunity Fund

(shareholder registration)

(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact the Transfer Agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at (844) 292-0365 for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling (844) 292-0365. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4:00 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon for us by Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801. Certain legal matters in connection with the shares have been passed upon for us by Morris, Manning & Martin, LLP, 1401 Eye Street, N.W., Suite 600, Washington, DC 20005.

REPORTS TO SHAREHOLDERS

We will send to our shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

HOUSEHOLDING

In an effort to decrease costs, we intend to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call the Transfer Agent at (844) 292-0365 to discontinue householding and request individual copies of these documents. Once we receive notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund and has audited the Fund’s financial statements as of March 15, 2018. Cohen & Company, Ltd. is located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

PRIVACY NOTICE

We are committed to protecting the privacy of our shareholders. This privacy notice explains the privacy policies of the Fund and its affiliates. This notice supersedes any other privacy notice shareholders may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about shareholders. The only information we collect from shareholders is their name, address, number of shares held and their social security number. This information is used only so that we can send shareholders annual reports, semi-annual reports and other information about the Fund, and send shareholders other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•         Authorized employees of the Adviser. It is our policy that only authorized employees of the Adviser who need to know a shareholder’s personal information will have access to it.

•         Service providers. We may disclose a shareholder’s personal information to companies that provide services on our behalf, such as record keeping, processing the shareholder’s trades and mailing the shareholder information. These companies are required to protect the shareholder’s information and use it solely for the purpose for which they received it.

•         Courts and government officials. If required by law, we may disclose a shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (File No. 333-223112 and 811-23328). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at 1350 6th Avenue, 18th Floor, New York, NY 10019, or by telephone at (212) 596-3413 or on our website at www.flatrockglobal.com.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	S-1
INVESTMENT OBJECTIVE AND POLICIES	S-2
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	S-9
MANAGEMENT OF THE FUND	S-11
CODES OF ETHICS	S-16
PROXY VOTING POLICIES AND PROCEDURES	S-17
CONTROL PERSONS AND PRINCIPAL HOLDERS	S-18
INVESTMENT ADVISORY AND OTHER SERVICES	S-19
PORTFOLIO MANAGEMENT	S-21
ALLOCATION OF BROKERAGE	S-22
OTHER INFORMATION	S-23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-23
FINANCIAL STATEMENTS	F-1

PROSPECTUS

FLAT ROCK OPPORTUNITY FUND

Maximum Offering of Up to $100,000,000 in Common Shares of Beneficial Interest

July 2, 2018

Investment Adviser

Flat Rock Global, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

FLAT ROCK OPPORTUNITY FUND

Principal Executive Offices

1350 6th Avenue, 18th Floor

New York, NY 10019

(212) 596-3413

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Flat Rock Opportunity Fund, dated July 2, 2018 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

Unless otherwise noted, the terms “we,” “us,” “our,” and the “Fund” refer to Flat Rock Opportunity Fund. We refer to Flat Rock Global, LLC, our investment adviser, as “Flat Rock Global” and the “Adviser.” You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund at (212) 596-3413 or by visiting the Fund’s website at www.flatrockglobal.com. Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

July 2, 2018

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	S-1
INVESTMENT OBJECTIVE AND POLICIES	S-2
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	S-9
MANAGEMENT OF THE FUND	S-11
CODES OF ETHICS	S-16
PROXY VOTING POLICIES AND PROCEDURES	S-17
CONTROL PERSONS AND PRINCIPAL HOLDERS	S-18
INVESTMENT ADVISORY AND OTHER SERVICES	S-19
PORTFOLIO MANAGEMENT	S-21
ALLOCATION OF BROKERAGE	S-22
OTHER INFORMATION	S-23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-23
FINANCIAL STATEMENTS	F-1

S-i

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund was organized as a Delaware statutory trust on February 12, 2018. The Fund’s principal office is located at 1350 6th Avenue, 18th Floor, New York, NY 10019, and its telephone number is (212) 596-3413. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of common shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing primarily in the equity and, to a lesser extent, in the junior debt tranches of collateralized loan obligations (“CLOs”) that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”). Such securities are often referred to as “junk” or “high yield.” We may, to a lesser extent, invest in (i) debt and equity securities issued by business development companies, (ii) Senior Secured Loans directly, (iii) fixed income securities and (iv) investment funds that provide exposure to Senior Secured Loans and fixed income securities. We refer to the aforementioned investments collectively as “Target Securities.” We will limit our investments in private equity funds and hedge funds that are excluded from the definition of “investment company” under the Investment Company Act of 1940, as amended, by Section 3(c)(1) or 3(c)(7) of the 1940 Act to no more than 15% of our net assets.

Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans financed with long-term financing. The CLOs in which we intend to invest will generally be comprised of Senior Secured Loans that meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diversified by borrowers and industries.

See “Investment Objective, Policies and Strategies” in the Prospectus for additional information regarding our investment strategy.

Fundamental Policies

Our stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)      Borrow funds, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)      Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is preferred shares, to no more than 50% of the value of the Fund’s total assets).

(3)      Purchase securities on margin.

(4)      Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5)      Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(6)      Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan.

(7)      Purchase or sell real estate or interests in real estate in amounts that would impact the Fund’s ability to qualify as an “investment company” under the 1940 Act. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(8)      We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries, except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers). For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” In connection with our CLO investments, we will analyze the underlying or reference securities, instruments or assets in order to comply with this policy.

We may invest up to 100% of our assets in securities issued by CLO vehicles and in corporate debt instruments, which may be acquired directly in privately negotiated transactions or in secondary market purchases. With respect to securities we acquire directly in privately negotiated transactions, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities we may hold, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, unless otherwise permitted by the 1940 Act, we currently cannot acquire more than 3% of the voting securities of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, in excess of 10% of the value of our total assets in the securities of one or more investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

In addition, we have adopted a fundamental policy that we will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

Non-Fundamental Policies

The following are additional investment limitations of the Fund and may be changed by the Board without shareholder approval.

Investment Policy. The Fund expects to pursue its investment objective by investing its assets (defined as net assets plus the amount of any borrowing for investment purposes) in Target Securities, as defined in the Prospectus.

Short Selling. The Fund may engage in short sales for hedging purposes.

Non-Principal Investment Strategies

Depositary Receipts. The Fund may invest in American Depositary Receipts, as well as other “hybrid” forms of American Depositary Receipts, including European Depositary Receipts and Global Depositary Receipts. American Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding distributions and interest and corporate actions. American Depositary Receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, American Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities, which are described below.

Foreign Securities. The Fund may invest in non-U.S. companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund or a private investment fund in which the Fund invests, including but not limited to private debt funds and private real estate funds managed by unaffiliated institutional asset managers, or a public investment fund in which the Fund invests managed by unaffiliated institutional asset managers, may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Restricted and Illiquid Securities. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Special Situations. The Fund may invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund intends to invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Equity Securities. In addition to common stocks, the Fund may invest in equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally distributions as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed distribution rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock distributions are payable only if declared by the board of directors or equivalent body. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the distribution paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any shareholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will lose value or default. See “Mortgage-Backed Securities — Mortgage Pass-Through Securities” below. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so;

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC; and

(3) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words, more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro-rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund for purposes of the 1940 Act; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Short Sales. The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for purposes of financing and risk management and to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we will pay our Adviser a base management fee and an incentive fee, and will reimburse our Adviser for routine non-compensation overhead expenses, such as expenses incurred by the Adviser or us in connection with administering our business, including expenses incurred in performing administrative services for us, and the reimbursement of the allocable portion of the compensation of our chief financial officer, chief compliance officer and other administrative personnel paid by the Adviser, and other expenses. See “Management of the Fund — Investment Adviser” in the Prospectus for a description of how the fees payable to our Adviser will be determined.

Certain of the executive officers, directors/trustees and finance professionals of the Adviser who perform services for us on behalf of our Adviser may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of Flat Rock Global. These persons may have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Flat Rock Global may organize other investment programs and acquire for their own account investments that may be suitable for us.

Flat Rock Global has agreed to fund all organization and offering expenses incurred in this offering. Flat Rock Global will not seek or be entitled to reimbursement from the Fund for any such organization and offering expenses.

Allocation of our Adviser’s Time

We rely on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of other Flat Rock entities, such as Flat Rock Capital Corp. Our Adviser and its personnel will devote only as much of its and their time to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, Flat Rock Global believes that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. It is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands.

Allocation of Investments

We generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless we obtain an exemptive order from the Securities and Exchange Commission (the “SEC”) or the transaction is otherwise permitted under existing regulatory guidance. For example, we may co-invest with such accounts consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price.

We may also invest alongside the other clients of the Adviser, as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policies. The Adviser has policies and procedures in place designed to manage the conflicts of interest between the Adviser’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and the Adviser’s other clients. An investment opportunity that is suitable for multiple clients of the Adviser’s other clients and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s other clients or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

In situations where co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future SEC staff guidance, the Adviser will need to decide which client or clients will proceed with the investment. Generally, the Fund will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, the Fund will not be permitted to participate. Moreover, except in certain circumstances, the Fund is unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to the Fund.

To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

To the extent that we compete with entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies and (2) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser’s allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by the Adviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

MANAGEMENT OF THE FUND

Our business and affairs are managed under the direction of the Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board consists of three trustees, two of whom are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of our company or of Flat Rock Global and are “independent” as determined by the Board. We refer to these individuals as our Independent Trustees. The Board elects our executive officers, who serve at the discretion of the Board.

Board of Trustees

Under our Declaration of Trust, each trustee shall serve during the continued lifetime of the Fund and will not be subject to a term limit. The Fund does not intend to hold annual meetings of its shareholders.

Trustees

We have divided the trustees into two groups — Interested Trustees and Independent Trustees. Information regarding the members of the Board is as follows:

Interested Trustees

The following trustees are “interested persons” as defined in the 1940 Act.

Name	Age	Trustee Since	Number of Portfolios in Principal Fund Complex Overseen by Trustee
Robert K. Grunewald	54	2018	2

Independent Trustees

The following trustees are not “interested persons” as defined in the 1940 Act.

Name	Age	Trustee Since	Number of Portfolios in Principal Fund Complex Overseen by Trustee
Michael L. Schwarz	57	2018	2
R. Scott Coolidge	62	2018	2

The address for each trustee is c/o Flat Rock Opportunity Fund, 1350 6th Avenue, 18th Floor, New York, NY 10019.

Executive Officers Who are Not Trustees

Information regarding our executive officers who are not trustees is as follows:

Name	Age	Position(s) Held
Richard A. Petrocelli	48	Chief Financial Officer
Shiloh Bates	43	Chief Investment Officer

The address for each executive officer is c/o Flat Rock Opportunity Fund, 1350 6th Avenue, 18th Floor, New York, NY 10019.

Biographical Information

The following is information concerning the business experience of the Board and executive officers. Our trustees have been divided into two groups — Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act. The Board believes that, collectively, the trustees have balanced and diverse experience, qualifications, attributes and skills, which allow our Board to operate effectively in governing the Fund and protecting the interests of its shareholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each trustee considered by the Board.

Interested Trustees

Robert K. Grunewald. Robert K. Grunewald has served as our Chief Executive Officer and a member of our Board of Trustees since inception. Mr. Grunewald has also served as President and Chief Executive Officer of Flat Rock Capital Corp. since its inception and as Chairman of its board of directors since May 2017. In addition, Mr. Grunewald serves as Chief Executive Officer of Flat Rock Global, our investment adviser. Mr. Grunewald previously served as the President and Chief Investment Officer of Business Development Corp. of America (BDCA). During his tenure at BDCA, Mr. Grunewald grew the company from $2.5 million of assets under management to $2.5 billion. Mr. Grunewald also established the firm’s loan management systems as well as their policies and procedures. While at BDCA, Mr. Grunewald also founded AR Capital BDC Income Fund, the first open-end mutual fund dedicated to investing in the BDC sector.

Mr. Grunewald has over 25 years of experience with middle-market finance, BDCs and asset management. Within the finance industry, he has participated as a lender, investment banker, M&A advisor, private equity investor and hedge fund manager. As head of Financial Services M&A at NationsBank/Montgomery Securities from 1992 through 1997, Mr. Grunewald and his team completed numerous assignments for clients throughout the specialty finance industry. In 1997, Mr. Grunewald was recruited to lead the Specialty Finance Investment Banking Practice at what became Wachovia Securities. At Wachovia, Mr. Grunewald managed a number of high profile transactions, including initial public offerings and secondary offerings for some of the largest publicly-traded BDCs and finance companies including Capital Source, Ares Capital, American Capital Strategies, Allied Capital, and Gladstone Capital.

In 2006, Mr. Grunewald joined ACAS, a publicly-traded BDC and global asset manager. As head of the Financial Services Investment Practice from 2006 through 2009, Mr. Grunewald and his team focused on investment activity in the specialty finance, insurance, and asset management sectors. While at ACAS he founded two highly successful financial services companies: Core Financial Holdings, a diversified commercial finance company and asset based lender, and American Capital Agency Corporation (NASDAQ: “AGNC”), a publicly traded mortgage REIT.

Independent Trustees

Michael L. Schwarz. Mr. Schwarz has served as a trustee since 2018. Mr. Schwarz has also served on the board of directors of Flat Rock Capital Corp. since 2017. Since 2007, Mr. Schwarz has been a Partner at Woodfield Investments, a South Carolina based developer of multifamily real estate projects in the Southeast that has a portfolio of over $2 billion of developed communities and is currently developing over $1 billion of new communities. From 1994 to 2007, Mr. Schwarz served as Executive Vice President, Chief Operating Officer, and Chief Financial Officer at Summit Properties, a NYSE-listed owner and developer and owner of multifamily communities. Prior to Summit Properties, Mr. Schwarz worked at Arthur Young & Co. in audit and syndication consulting.

Mr. Schwarz holds a Master of Accountancy from the University of South Carolina.

R. Scott Coolidge. Mr. Coolidge has served as a trustee since 2018. Mr. Coolidge has also served on the board of directors of Flat Rock Capital Corp. since 2017. Mr. Coolidge has been a Partner at Human Capital Advisors, a company that provides human resource consulting services to corporations and boards of directors, since 2015. Prior to joining Human Capital Advisors, Mr. Coolidge served at Freddie Mac from 2003 through 2015 as a Senior Vice President and Vice President, providing strategic leadership in all dimensions of human resources including talent management, and setting compensation and benefit strategy. From 1993 through 2003, Mr. Coolidge was a Partner or Principal at Towers Perin managing the firm’s executive and employee compensation practices in the Southeast Region.

Mr. Coolidge holds a Certificate in Leadership Coaching from Georgetown University and a Bachelor of Arts from Harvard University.

Executive Officers Who are not Trustees

Richard A. Petrocelli. Richard A. Petrocelli has served as our Chief Financial Officer since inception. Mr. Petrocelli has also served as Chief Operating Officer and Chief Financial Officer of Flat Rock Capital Corp. since its inception and as its Chief Compliance Officer since May 2017. Previously, Mr. Petrocelli spent 16 years at Saratoga Partners, a middle market private equity firm, where he was Managing Director and chief financial officer. Additionally, he served as chief financial officer and chief compliance officer of Saratoga Partner’s publicly-traded business development company, Saratoga Investment Corp. (NYSE:SAR). Additionally, Mr. Petrocelli was responsible for sourcing and underwriting middle market private equity and debt investments during his tenure at

Saratoga. Mr. Petrocelli also spent one year as CFO of two business development companies managed by Fifth Street Asset Management from July 2014 to July  2015. Mr. Petrocelli served as Vice President of Finance for Gabelli Asset Management from 1993 to 1998. At Gabelli, Mr. Petrocelli was responsible for financial reporting and analysis for Gabelli’s alternative asset management business, Gabelli Securities. Mr. Petrocelli received his B.S.B.A. from Georgetown University and earned an M.B.A. from New York University’s Stern School of Business.

Shiloh Bates. Shiloh Bates has served as a Managing Director of Flat Rock Global since May 2018. From 2012 to 2018, Mr. Bates served as a managing director for Business Development Corporation of America and its successor manager, Benefit Street Partners, where he oversaw the firm’s investments in CLOs and publicly traded BDCs and was responsible for structuring the fund’s credit facilities. Prior to this, Mr. Bates was a senior credit analyst at Canaras Capital Management, focusing on leveraged loans and mezzanine CLO structured products. He also was a senior credit analyst at Four Corners Capital Management, managing a portfolio of leveraged loans and high yield bonds financed by CLOs, private accounts and closed-end funds.

Mr. Bates received a Master of Statistics from Columbia University, a Master of Financial Mathematics from the University of Chicago, a Master of Public Policy from Harvard University, John F. Kennedy School of Government and a Bachelor of Science from Virginia Tech. He served in the U.S. Army Reserves Special Operations Command as a specialist for six years.

Committees of the Board of Trustees

The Board currently has two committees: an audit committee and a nominating and corporate governance committee.

Audit Committee. The audit committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The audit committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems and reviewing our financial statements and periodic reports. The audit committee also establishes guidelines and makes recommendations to the Board regarding the valuation of our investments. The audit committee is responsible for aiding the Board in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The current members of the audit committee are Messrs. Schwarz and Coolidge. The Board has elected Mr. Schwarz as the chair of the audit committee. The Board has determined that Mr. Schwarz qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person,” as such term is defined in Section 2(a) (19) of the 1940 Act, of the Fund or of Flat Rock Global.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee is responsible for selecting, researching, and nominating trustees for election by our shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. Our nominating and corporate governance committee will consider shareholders’ proposed nominations for trustees. The current members of the nominating and corporate governance committee are Messrs. Coolidge and Schwarz, each of whom are considered independent for purposes of the 1940 Act. Mr Coolidge serves as the chair of the nominating and corporate governance committee.

Valuation Committee. Our valuation committee is composed entirely of independent trustees. The valuation committee establishes guidelines and makes recommendations to our board of trustees regarding the valuation of our investments. The valuation committee is responsible for aiding our board of trustees in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. Our board of trustees and valuation committee intend to utilize the services of one or more independent valuation firms to help them determine the fair value of these securities. Messrs. Coolidge and Schwarz serve as members of the valuation committee. Mr. Coolidge serves as the chairman of the valuation committee.

Compensation of Trustees

Our independent trustees receive an annual fee of $1 plus reimbursement of any reasonable out-of-pocket expenses incurred in connection with their service on the board of trustees. In addition, the chairman of the audit committee receives an annual fee of $1 and the chairman of each of the nominating and corporate governance committee and the valuation committee receive an annual fee of $1 for their additional services, if any, in these capacities. In addition, our independent trustees will receive compensation for the in-person attendance of certain industry-related events and seminars in the amount of (1) $1 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours or (2) $1 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours. In addition, we purchase trustees’ and officers’ liability insurance on behalf of our trustees and officers.

Once we raise significant capital, the above fee schedule will be reviewed, revised and conformed to reflect the increased responsibilities and contribution of our independent trustees.

We do not pay compensation to our trustees who also serve in an executive officer or interested trustee capacity.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Flat Rock Global, pursuant to the terms of the Investment Advisory Agreement. Our day-to-day investment operations are managed by Flat Rock Global. In addition, we will reimburse Flat Rock Global for any such costs and expenses which have been paid by Flat Rock Global on our behalf, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staff.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by Flat Rock Global, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that Flat Rock Global outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to Flat Rock Global.

Trustee Beneficial Ownership of Shares

Name of Trustee	Dollar Range of Equity Securities in the Fund(2)(3)
Interested Trustees
Robert K. Grunewald	Over $100,000

Independent Trustees
Michael L. Schwarz	None
R. Scott Coolidge	None

____________

(1)      Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)      Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)      The dollar range of equity beneficially owned is based on the initial offering price of $20.00 per share.

Board Leadership Structure

Our business and affairs are managed under the direction of the Board. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board, and of any individual trustee, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, the Chief Executive Officer, or if provided otherwise by the Board, any trustee chosen by the Board may serve as chair to preside over meetings of the Board and meetings of shareholders and to perform such other duties as may be assigned to him or her by the Board. Robert K. Grunewald will serve as chairman of the Board and is an “interested person” by virtue of his role as our Chief Executive Officer and Chief Executive Officer of Flat Rock Global. We believe that it is in the best interests of our shareholders for Mr. Grunewald to serve as chair of the Board because of his significant experience in matters of relevance to our business.

The Board believes that while independent oversight of management is an important component of an effective board of trustees, the most effective leadership structure for the Fund at the present time is for Mr. Grunewald to serve as the principal executive officer of the Fund and also serve as Chairman of the Board. The independent trustees believe that because Mr. Grunewald is ultimately responsible for the day-to-day operation of the Fund and for executing the Fund’s strategy, and because the performance of the Fund is an integral part of Board deliberations, Mr. Grunewald is the trustee best qualified to act as Chairman of the Board. The Board retains the authority to modify this structure to best address the Fund’s unique circumstances, and to advance the best interests of all shareholders, as and when appropriate. In addition, although we do not have a lead independent trustee, the Board believes that the current structure is appropriate, as the Fund has no employees and is externally managed by Flat Rock Global, whereby all operations are conducted by Flat Rock Global or its affiliates.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

All of the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and will be closely involved in all material deliberations related to us. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to us and our shareholders. Our Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with our chief compliance officer, as part of at least one Board meeting each year.

The Board believes that its leadership structure is the optimal structure for us at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

The Board will oversee our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board will implement its risk oversight function both as a whole and through its committees. In the course of providing oversight, the Board and its committees will receive reports on our and Flat Rock Global’s activities, including reports regarding our investment portfolio and financial accounting and reporting. The Board will also receive a quarterly report from our chief compliance officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of Flat Rock Global, DST Systems, Inc., the Transfer Agent and other service providers. The audit committee’s meetings with our independent registered public accounting firm will also contribute to its oversight of certain internal control risks. In addition, the Board will meet periodically with Flat Rock Global to receive reports regarding our operations, including reports on certain investment and operational risks, and our Independent Trustees will be encouraged to communicate directly with senior members of our management.

The Board believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated, and some risks are beyond the control of us, Flat Rock Global and our other service providers.

CODES OF ETHICS

Each of the Fund and the Adviser has adopted a code of ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the Ethics Codes are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to Flat Rock Global, subject to the Board’s continuing oversight. The Policies require that Flat Rock Global vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require Flat Rock Global to present to the Board, at least annually, Flat Rock Global’s Policies and a record of each proxy voted by Flat Rock Global on behalf of the Fund, including a report on the resolution of all proxies identified by Flat Rock Global involving a conflict of interest.

Information regarding how Flat Rock Global voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ending June 30 will be available (1) on our website at www.flatrockglobal.com; and (2) on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling (212) 596-3413 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of June 30, 2018, there were no control persons of the Fund. The following table sets forth, as of June 30, 2018, information with respect to the beneficial ownership of Shares by:

•    each Trustee and executive officer;

•    all of the Trustees and executive officers as a group; and

•    each person known by the Fund to beneficially own 5% or more of the outstanding Shares.

Beneficial ownership is determined in accordance with the applicable rules of the SEC. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of June 30, 2018.

Shares Beneficially Owned
Name(1)	Number of Shares	Percentage Assuming Maximum Amount is Purchased
5% Holders:

Interested Trustees:
Robert K. Grunewald(2)	12,500	*

Independent Trustees:
Michael L. Schwarz	—	—
R. Scott Coolidge	—	—

Executive Officers:
Richard A. Petrocelli	—	—
Shiloh Bates	—	—

All trustees and executive officers as a group (5 persons)	12,500	*

____________

*         Less than one percent.

(1)      The address of each beneficial owner is c/o Flat Rock Opportunity Fund, 1350 6th Avenue, 18th Floor, New York, NY 10019.

(2)      Prior to the commencement of this offering, Mr. Grunewald owned 100% of the Fund’s outstanding common shares of beneficial interest and is deemed to control the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Flat Rock Global, located at 1350 6th Avenue, 18th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is Delaware limited liability company that was formed on November 28, 2016 and, as a result, has no experience managing a registered closed-end management investment company. However, the Adviser draws upon its management team and their collective investment experience to provide its services. Flat Rock Global is controlled by Robert K. Grunewald, our Chairman and Chief Executive Officer. Mr. Grunewald has over 25 years of experience in BDCs, middle market finance, private equity and investment banking. In addition, Western Asset Management Company, a globally integrated fixed-income manager with $429 billion in assets under management as of June 30, 2017, has a 20% ownership interest in Flat Rock Global. Western Asset Management Company is an independent affiliate of Legg Mason.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will also furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management of the Fund.

Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.

The management fee is calculated and payable monthly in arrears at the annual rate of 1.375% of the Fund’s average daily total assets during such period. For purposes of calculating the management fee, the term “total assets” includes any assets, including any assets acquired with the proceeds of leverage.

The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s Repurchase Program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% per quarter (or an annualized rate of 7.00%). For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.0586%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle but is less than or equal to 2.0586% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.0586% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.0586% of adjusted capital, the incentive fee will equal 15.0% of pre-incentive fee net investment income.

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the accounts managed by Flat Rock Global could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any).

Flat Rock Global currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities, including other investment funds and separately managed accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Adviser also serves as investment adviser to Flat Rock Capital Corp., a BDC that invests primarily in senior secured loans of U.S. middle-market companies. To the extent that we compete with Flat Rock Capital Corp. or other entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies and (2) the requirements of the Advisers Act. The Adviser’s allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by the Adviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of the Adviser and its investment committee, which is currently comprised of Robert K. Grunewald, Richard A. Petrocelli and Shiloh Bates. Approval of an investment requires a unanimous vote of the Adviser’s investment committee. The members of the Adviser’s investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities.

Investment Personnel

Flat Rock Global, is currently staffed with 9 employees, including the investment personnel noted above. In addition, Flat Rock Global may retain additional investment personnel in the future based upon its needs.

For more information regarding the business experience of Messrs. Grunewald, Petrocelli and Bates, see “— Management of the Fund — Biographical Information.”

The table below shows the dollar range of the Fund’s shares beneficially owned by each portfolio manager as of  June 30, 2018:

Name of Portfolio Manager

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(2)(3)
Robert K. Grunewald	$100,001 – $500,000
Richard A. Petrocelli	None
Shiloh Bates	None

____________

(1)      Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.

(2)      Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)      The dollar range of equity beneficially owned is based on the initial offering price of $20.00 per share.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by our Adviser’s investment committee. The Adviser is authorized by the trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•         the best net price available;

•         the reliability, integrity and financial condition of the broker or dealer;

•         the size of and difficulty in executing the order; and

•         the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Eligible research or brokerage services through which portfolio transaction are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio manager and its designees in the performance of their investment decision-making responsibilities on behalf of the Fund. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Transactions

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, trustees, investment advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

If the Adviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Board pursuant to Section 17(e) under the 1940 Act and Rule 17(e)(1) thereunder which places limitations on the securities transactions effected through affiliates. The policy of the Fund with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Legal Counsel

Morris, Manning & Martin, LLP acts as legal counsel to the Fund.

Custodian

U.S. Bank (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1555 N. Riverside Drive, MK-WI-5302, Milwaukee, Wisconsin 53212.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund and has audited the Fund’s financial statements as of March 15, 2018. Cohen & Company, Ltd. is located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

FINANCIAL STATEMENTS

Set forth below are the audited financial statements included in this Registration Statement.

Page

Report of Independent Registered Public Accounting Firm	F-2
Statement of Assets and Liabilities as of March 15, 2018	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder of Flat Rock Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Flat Rock Opportunity Fund (the “Fund”) as of March 15, 2018. In our opinion, the financial statement presents fairly, in all material respects, the financial position of Flat Rock Opportunity Fund as of March 15, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our procedures include confirmation of cash as of March 15, 2018, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio
May 3, 2018

Flat Rock Opportunity Fund

Statement of Assets and Liabilities

As of March 15, 2018

Assets
Cash	$250,000
Total Assets	250,000

Net Assets	$250,000
Components of Net Assets
Paid in Capital	$250,000
Net Assets	$250,000
Shares of common stock outstanding, unlimited number of shares authorized	12,500
Net Asset Value per Common Share	$20.00

See accompanying notes to financial statement.

Flat Rock Opportunity Fund

Notes to Financial Statement

March 15, 2018

(1) ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. The Fund has not had any operations other than the sale and issuance of 12,500 common shares of beneficial interest at an aggregate purchase price of $250,000 to Robert K. Grunewald, the Managing Member of Flat Rock Global, LLC, the Fund’s investment adviser (the “Adviser”) at a price per share equal to the net asset value of $20.00 per share (Note 6).

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statement. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Use of Estimates

The preparation of the financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statement. The Fund believes that these estimates utilized in preparing the financial statement are reasonable and prudent; however, actual results could differ from these estimates.

Interest Income

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification (“ASC”) 325-40, Beneficial Interests in Securitized Financials Assets. The Fund will monitor the expected cash inflows from its CLO equity investments, including the expected residual payments and the effective yield will be determined and updated at least quarterly. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of principal payments which are impacted by prepayments, repurchases, defaults, delinquencies and liquidations of or within the CLO funds. These uncertainties are difficult to predict and are subject to future events that could impact the Fund’s estimates if the information was known at the time. As a result, actual results may differ significantly from these estimates.

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and comply in its initial fiscal year and thereafter with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Flat Rock Opportunity Fund

Notes to Financial Statement

March 15, 2018

(2) SIGNIFICANT ACCOUNTING POLICIES (cont.)

Cash

Cash includes non-interest bearing non-restricted cash with one institution.

(3) ORGANIZATIONAL AND OFFERING COSTS

Organizational costs consist of costs incurred to establish the Fund and enable it legally to do business. Offering costs primarily include legal fees regarding the preparation of the initial registration statement. The Adviser has agreed to pay directly the organization and offering costs of the Fund. These costs will not be subject to recoupment.

(4) INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

The Adviser will serve as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement with the Fund (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser will provide the Fund such investment advice as it deems advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund will pay the Adviser a monthly fee in dollars at the annual rate of 1.375% (as a percentage of daily net assets) on assets, payable at the end of each calendar month. Additionally, the Fund will pay the Adviser an incentive fee equal to 15.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on our “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. The incentive fee is calculated and payable quarterly in arrears.

The Fund entered into an administration agreement with Flat Rock Global to serve as its Administrator (the “Advisory Agreement”). Pursuant to the administration agreement, Flat Rock Global provides the Company with services such as accounting, financial reporting, legal and compliance support and investor relations support, necessary for the Company to operate or has engaged a third-party firm to perform some or all of these functions. The Company does not pay Flat Rock Global any fees pursuant to the Administration Agreement. The Company reimburses Flat Rock Global for administrative expenses it incurs as a result of providing these services.

(5) RELATED PARTIES

At March 15, 2018, a Trustee and certain officers of the Trust are affiliated with the sole shareholder (Note 6). ALPS Distributors, Inc. and ALPS Fund Services, Inc. are expected to serve as the Fund’s distributor and administrator, respectively. The custodian to the Fund is expected to be U.S. Bank National Association. The transfer agent to the Fund is expected to be DST Systems, Inc., an affiliate of ALPS Fund Services, Inc.

(6) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates an assumption resumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At March 15, 2018, Robert K. Grunewald owned 100% of the outstanding shares of the Fund. Robert K. Grunewald is the Managing Member of the Adviser and the Chief Executive Officer of the Fund.

(7) SUBSEQUENT EVENTS

In preparing this financial statement, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statement was available to be issued. There were no events or transactions that occurred during the period subsequent to March 15, 2018, that materially impacted the amounts or disclosures in the Fund’s financial statement.